OMB APPROVAL
OMB Number: 3235-0570 Expires: Nov. 30, 2005 Estimated average burden hours per response: 5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08367

Evergreen Municipal Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 4 of its series, Evergreen High Grade Municipal Bond Fund, Evergreen High Income Municipal Bond Fund Evergreen Municipal Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund, for the year ended May 31, 2004. These 4 series have a May 31 fiscal year end.

Date of reporting period: 5/31/2004

Item 1 - Reports to Stockholders.

Evergreen High Grade Municipal Bond Fund

Evergreen High Grade Municipal Bond Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
23	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
24	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov

.
Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

 LETTER TO SHAREHOLDERS

July 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholders,

We are pleased to provide the annual report for the Evergreen High Grade Municipal Bond Fund, which covers the twelve-month period ended May 31, 2004.

Municipal bonds, along with other fixed income securities, faced a variety of challenges and catalysts within the past year. Challenges ranged from changes in the tax laws and the improving economy, while catalysts surfaced as a safe haven from geopolitical uncertainties, an accommodative stance from the Federal Reserve, and the ever-present desire for capital preservation. Considering these alternating issues of risk and reward, we continued to provide diversified strategies within our fixed income portfolios.

The period began with the financial markets focused on the war in Iraq. After an initial surge in equities at the onset of the war, the markets pulled back as the grim realities of war became increasingly evident. This uncertainty led to higher demand for bonds, particularly within the Treasury market, as many investors sought solace in pursuit of quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May 2003, the Fed had commented on the "possibility of an unwelcome, substantial fall in inflation." The bond market, convinced the Fed was taking rates down even further, drove yields down to 45-year lows in the U.S. Treasury market. Yet when central bankers reduced their target for the federal funds rate by a less

1

LETTER TO SHAREHOLDERS continued

than expected twenty five basis points in late June, and Chairman Greenspan later projected economic growth of more than 4% in the year ahead, the bond market sold-off rather abruptly. Indeed, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. This "deflation trade" in bonds had changed from what was arguably a significant overbought condition to an oversold one in a matter of just six weeks.

It was our opinion that the Fed would not be as aggressive in the anticipated tightening cycle as the market apparently feared. As a result, our portfolio managers adopted moderately defensive positions, which benefited from the Fed's now famous pronouncement last autumn of "policy accommodation for a considerable period." The markets began to stabilize, providing a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, municipal bonds also experienced heightened volatility related to the changes in the tax laws, which were initially perceived as a potential threat. After careful consideration, we became increasingly confident that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. Another issue confronting the municipal market was the poor financial condition of many states and local governments. Yet many of our portfolios were positioned for economic recovery and as tax receipts climbed, the financial conditions of many of these states and local governments improved.

Throughout the investment period, the Fed attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, which feared a repeat of the experiences in 1994. In 1994 the fixed income market was surprised by the aggressive Fed tightening and had a major sell off. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. Also, as a

2

LETTER TO SHAREHOLDERS continued

result of the Fed's attempts to improve clarity, yields have already begun to discount Fed activity, unlike the period ten years ago when the bond market was caught off guard once the Fed began to tighten.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. from the website, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of May 31, 2004

MANAGEMENT TEAM

Mathew M. Kiselak
Tax Exempt Fixed Income Team
Lead Manager

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
PERFORMANCE AND RETURNS

Portfolio inception date: 2/21/1992

	Class A	Class B	Class C	Class I
Class inception date	2/21/1992	1/11/1993	4/30/1999	2/28/1994

Nasdaq symbol
	EHGAX	EHGBX	EHGCX	EHGYX

Average annual return*

1 year with sales charge	-6.18%	-6.95%	-3.17%	N/A

1 year w/o sales charge	-1.53%	-2.22%	-2.22%	-1.23%

5 year	3.44%	3.34%	3.68%	4.73%

10 year	5.00%	4.74%	5.12%	5.78%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Grade Municipal Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned -1.53% for the twelve-month period ended May 31, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers Municipal Bond Index ("LBMBI"), returned -0.03%, while more importantly the fund outperformed its Lipper peer group's return of -1.63% when measured for total return.

The fund's underperformance versus the LBMBI is partially due to the fund's focus on yield and total return. The fund overweights in cushion bonds, which are bonds that have maturities in the 17-21 year range. These bonds have higher coupons but also have call dates 10 years out. This allows the fund to maximize its yield while minimizing its price volatility. The spreads on these cushion bonds tend to narrow as interest rates fall and expand as interest rates rise. The LBMBI made adjustments as rates changed, while the fund, during this changing rate environment, maintained its focus on cushion bonds. The fund's over performance versus its Lipper peer group can be attributed to an over-weighting in the 20 year portion of the yield curve, specifically years 17-22. This portion of the curve was the top-performing portion of the curve over the last twelve-months returning 0.53% while the years 22+ and the years 12-17 returned -0.26% and 0.00%, respectively. Also securities that were structured to protect against the full effect of rising interest rates did particularly well. The fund's twelve-month yield also ranked in the 24th percentile when measured by Lipper in its peer group.

The fund performed very well, despite a period of changing trends and significant volatility in the bond market. For most of the twelve-months, economic data did not paint a clear picture of whether the economy had entered a period of sustained growth. In particular, there was scant evidence that many new jobs were being created. Interest rates began the fiscal year relatively low, rose in the early summer and then moved down again for several months. However, in the final two months, April and May 2004, rates backed up dramatically as evidence finally appeared that employment was improving. Interest rates ended the twelve-months at notably higher levels than they began the period, with some of the greatest volatility occurring among securities with maturities of from three-to-five years.

We continued to focus on very high quality securities. Average credit quality remained at AAA throughout the 12 months, and more than 75% of fund assets were insured at the end of the fiscal year on May 31. High-grade municipal bonds will typically trade more efficiently than higher yielding municipal bonds thus increasing their price volatility as interest rates move.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax as well as local income taxes.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of May 31, 2004, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS A	2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.49	$10.80	$10.65	$9.99	$11.01
Income from investment operations
Net investment income	0.44	0.46	0.47	0.47	0.48
Net realized and unrealized gains or losses on securities	-0.61	0.69	0.15	0.66	-0.87
Total from investment operations	-0.17	1.15	0.62	1.13	-0.39
Distributions to shareholders from
Net investment income	-0.44	-0.46	-0.47	-0.47	-0.48
Net realized gains	0	0	0	0	-0.15
Total distributions to shareholders	-0.44	-0.46	-0.47	-0.47	-0.63
Net asset value, end of period	$10.88	$11.49	$10.80	$10.65	$9.99
Total return[1]	-1.53%	10.86%	5.92%	11.48%	-3.54%
Ratios and supplemental data
Net assets, end of period (thousands)	$64,868	$80,942	$65,080	$56,212	$53,303
Ratios to average net assets
Expenses[2]	1.03%	0.93%	0.99%	1.04%	0.96%
Net investment income	3.90%	4.11%	4.37%	4.45%	4.61%
Portfolio turnover rate	64%	48%	40%	23%	108%

[1]Excluding applicable sales charges [2]The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS B	2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.49	$10.80	$10.65	$9.99	$11.01
Income from investment operations
Net investment income	0.36	0.38	0.39	0.39	0.40
Net realized and unrealized gains or losses on securities	-0.61	0.69	0.15	0.66	-0.87
Total from investment operations	-0.25	1.07	0.54	1.05	-0.47
Distributions to shareholders from
Net investment income	-0.36	-0.38	-0.39	-0.39	-0.40
Net realized gains	0	0	0	0	-0.15
Total distributions to shareholders	-0.36	-0.38	-0.39	-0.39	-0.55
Net asset value, end of period	$10.88	$11.49	$10.80	$10.65	$9.99
Total return[1]	-2.22%	10.05%	5.13%	10.65%	-4.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$20,028	$26,460	$25,281	$33,019	$39,566
Ratios to average net assets
Expenses[2]	1.73%	1.67%	1.75%	1.79%	1.72%
Net investment income	3.20%	3.37%	3.61%	3.70%	3.89%
Portfolio turnover rate	64%	48%	40%	23%	108%

[1] Excluding applicable sales charges [2] The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS C	2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.49	$10.80	$10.65	$9.99	$11.01
Income from investment operations
Net investment income	0.36	0.38	0.39	0.39	0.40
Net realized and unrealized gains or losses on securities	-0.61	0.69	0.15	0.66	-0.87
Total from investment operations	-0.25	1.07	0.54	1.05	-0.47
Distributions to shareholders from
Net investment income	-0.36	-0.38	-0.39	-0.39	-0.40
Net realized gains	0	0	0	0	-0.15
Total distributions to shareholders	-0.36	-0.38	-0.39	-0.39	-0.55
Net asset value, end of period	$10.88	$11.49	$10.80	$10.65	$9.99
Total return[1]	-2.22%	10.05%	5.13%	10.65%	-4.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$10,291	$12,433	$4,886	$1,496	$1,620
Ratios to average net assets
Expenses[2]	1.73%	1.68%	1.72%	1.79%	1.72%
Net investment income	3.20%	3.32%	3.60%	3.70%	3.92%
Portfolio turnover rate	64%	48%	40%	23%	108%

[1] Excluding applicable sales charges [2] The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS I1	2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.49	$10.80	$10.65	$9.99	$11.01
Income from investment operations
Net investment income	0.47	0.49	0.50	0.50	0.50
Net realized and unrealized gains or losses on securities	-0.61	0.69	0.15	0.66	-0.87
Total from investment operations	-0.14	1.18	0.65	1.16	-0.37
Distributions to shareholders from
Net investment income	-0.47	-0.49	-0.50	-0.50	-0.50
Net realized gains	0	0	0	0	-0.15
Total distributions to shareholders	-0.47	-0.49	-0.50	-0.50	-0.65
Net asset value, end of period	$10.88	$11.49	$10.80	$10.65	$9.99
Total return	-1.23%	11.14%	6.18%	11.76%	-3.30%
Ratios and supplemental data
Net assets, end of period (thousands)	$22,355	$23,936	$22,378	$20,879	$19,121
Ratios to average net assets
Expenses[2]	0.73%	0.68%	0.74%	0.79%	0.71%
Net investment income	4.20%	4.37%	4.62%	4.70%	4.86%
Portfolio turnover rate	64%	48%	40%	23%	108%

[1] Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2] The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS 100.2%
AIRLINES 0.1%
New York, NY IDA RB, Japan Airlines Co. Proj., 6.00%, 11/01/2015	$ 80,000	$ 82,790
AIRPORT 10.2%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt. Proj.,
6.00%, 01/01/2015	2,000,000	2,181,720
Chicago, IL O'Hare Intl. Arpt. RB, Second Lien Passenger Facs.,
5.75%, 01/01/2018, (Insd. by AMBAC)	3,580,000	3,798,738
Dallas-Fort Worth, TX Intl. Arpt. RB, Ser. 1147 RB, RITES-PA-1147-R, 9.59%,
05/01/2011, (Insd. by FSA) +	1,000,000	1,083,500
Phoenix, AZ Civic Impt. Corp. Arpt. RB, Sr. Lien, Ser. A, 5.25%,
07/01/2015, (Insd. by FSA)	1,690,000	1,775,531
Sacramento Cnty., CA Arpt. Sys. RB, Ser. A, 6.00%, 07/01/2011,
(Insd. by MBIA)	1,000,000	1,082,560
San Francisco, CA City & Cnty. Arpt. RB, Commission Intl. Arpt.
Proj., 5.50%, 05/01/2015, (Insd. by FSA)	2,000,000	2,112,640
12,034,689
EDUCATION 1.8%
Arlington, TX Independent Sch. Dist. RRB, 5.25%, 02/15/2021	1,275,000	1,319,956
New York Dorm. Auth. RB, State Univ. Edl. Facs., Ser. A, 5.875%,
05/15/2011, (Insd. by AMBAC)	250,000	284,638
Univ. of Vermont & State Agricultural College RB, 5.50%, 10/01/2017	420,000	456,477
2,061,071
ELECTRIC REVENUE 13.0%
Alaska Pwr. Auth. RRB, Bradley Lake Proj., Ser. 4, 6.00%, 07/01/2012	1,000,000	1,147,850
Georgia Elec. Pwr. Auth. RRB, Ser. V, 6.50%, 01/01/2012	1,315,000	1,483,373
Piedmont, SC Muni. Pwr. Agcy. RRB, Ser. A, 5.00%, 01/01/2015,
(Insd. by MBIA)	2,000,000	2,058,500
Reedy Creek, FL Impt. Dist. Util. RRB, Ser. 2, 5.25%, 10/01/2011	2,605,000	2,879,124
Sam Rayburn, TX Muni. Pwr. Agcy. RRB, 5.75%, 10/01/2021	2,000,000	2,105,320
Superior, WI Ltd. Obl. RRB, Midwest Energy Proj., Ser. E, 6.90%,
08/01/2021, (Insd. by FGIC)	4,500,000	5,613,570
Texas Muni. Pwr. Agcy. RB, 0.00%, 09/01/2015, (Insd. by MBIA) (n)	40,000	23,631
15,311,368
GENERAL OBLIGATION - LOCAL 15.8%
Berkeley Cnty., SC GO, Refunding & Impt., 5.00%, 09/01/2020, (Insd.
by FSA)	1,220,000	1,251,744
Carman-Ainsworth, MI Cmnty. Sch. GO, 5.50%, 05/01/2020	420,000	450,996
Chippewa Valley, MI Sch. GO, 5.00%, 05/01/2019	1,000,000	1,028,240
Cleveland, OH GO, 5.25%, 08/01/2017, (Insd. by FGIC)	1,000,000	1,066,650
Cook Cnty., IL GO, Ser. A, 5.625%, 11/15/2016, (Insd. by MBIA)	1,000,000	1,086,180
District of Columbia Tax Increment GO, Gallary Place Proj., 5.50%,
07/01/2019, (Insd. by FSA)	1,000,000	1,060,190
Forest Hills, OH Local Sch. Dist. GO, Sch. Impt. Proj., 5.70%,
12/01/2016, (Insd. by MBIA)	1,500,000	1,664,175
Hempstead Town, NY GO, Ser. B, 5.625%, 02/01/2015, (Insd. by FGIC)	100,000	107,849
King Cnty., WA Sch. Dist. GO, 5.00%, 12/01/2019	1,000,000	1,028,480
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL continued
Kings, OH Local Sch. Dist. GO, City of Warren Sch. Impt. Proj.,
7.50%, 12/01/2016, (Insd. by FGIC)	$ 1,000,000	$ 1,275,900
Larimer Cnty., CO School Dist. R1 Poudre, 5.50%, 12/15/2022, (Insd.
by MBIA)	1,500,000	1,594,980
Nassau Cnty., NY GO, Swr. Dist. Proj., Ser. B, 6.00%, 05/01/2014,
(Insd. by FGIC)	695,000	803,420
New Rochelle, NY GO, Ser. B, 6.15%, 08/15/2017, (Insd. by MBIA)	600,000	617,172
Niagara Falls, NY GO, Pub. Impt. Proj.:
7.50%, 03/01/2014, (Insd. by MBIA)	500,000	639,170
7.50%, 03/01/2016, (Insd. by MBIA)	750,000	963,180
Snohomish Cnty., WA Sch. Dist. GO, 5.25%, 12/01/2015, (Insd. by FGIC)	1,000,000	1,056,940
Tredyffrin-Easttown, PA Sch. Dist. GO, 5.00%, 02/15/2019	2,000,000	2,045,920
Washington, DC GO, Ser. B, 5.50%, 06/01/2012, (Insd. by FSA)	710,000	774,894
18,516,080
GENERAL OBLIGATION - STATE 2.7%
California GO:
5.25%, 02/01/2026, (Insd. by MBIA)	1,000,000	1,012,430
5.25%, 02/01/2027, (Insd. by MBIA)	1,000,000	1,010,340
Conneticut GO, Ser. C, 5.50%, 12/15/2014, (Insd. by FSA)	1,000,000	1,128,940
3,151,710
HOSPITAL 13.8%
California Hlth. Facs. Fin. Auth. RRB, Ser. A, 5.75%, 07/01/2015	1,000,000	1,052,550
Illinois Hlth. Facs. Auth. RB, Sherman Hlth. Sys. Proj., 5.25%, 08/01/2017	1,000,000	1,040,520
Illinois Hlth. Facs. Auth. RRB, Ser. AA, 6.50%, 06/01/2012, (Insd. by MBIA)	1,750,000	2,048,568
Lorain Cnty., OH Hosp. RB:
RITES-PA-892-C, 10.17%, 10/01/2018+	1,250,000	1,397,050
RITES-PA-892R-A, 9.92%, 10/01/2016+	1,000,000	1,120,160
RITES-PA-892R-B, 9.92%, 10/01/2017+	1,000,000	1,107,440
Massachusetts HFA RB, Springfield College Proj., 5.25%, 10/15/2033,
(Gtd. by Radian Asset Assurance, Inc.)	1,750,000	1,719,025
Oklahoma Indl. Auth. RRB, Hlth. Sys. Proj., Ser. A, 6.25%,
08/15/2015, (Insd. by MBIA)	2,000,000	2,235,820
Orange Cnty., FL Hlth. Facs. Auth. RB:
Ser. A, 6.25%, 10/01/2016, (Insd. by MBIA)	610,000	717,537
Ser. C, 6.25%, 10/01/2016, (Insd. by MBIA)	295,000	343,763
South Carolina Jobs EDA Hosp. Facs. RB, Palmetto Hlth Impt. Proj.,
Ser. C, 6.875%, 08/01/2027	1,000,000	1,066,390
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	1,000,000	1,097,410
Wisconsin Hlth. & Edl. Facs. RRB, Wheaton Franciscan Svcs. Proj.,
6.00%, 08/15/2016	1,230,000	1,335,128
16,281,361
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING 8.8%
Alaska Hsg. Fin. Corp. RB, Ser. A, 5.40%, 12/01/2013	$ 1,000,000	$ 1,020,340
Aurora, CO Hsg. Auth. MHRB, 6th Avenue Proj., Ser. A, 5.70%,
12/01/2018, (LOC: U.S. Bank)	1,000,000	1,035,450
California HFA MHRB, Ser. B, 6.05%, 08/01/2016, (Insd. by AMBAC & FHA)	1,000,000	1,036,830
California HFA SFHRB, Ser. A-2, Class I, 5.70%, 08/01/2011	405,000	419,539
District of Columbia HFA Mtge. SFHRB, Ser. B, 5.85%, 12/01/2018,
(Insd. by FNMA & GNMA)	1,135,000	1,165,588
Escambia Cnty., FL HFA SFHRB, Multi-Cnty. Program, Ser. A, 5.50%,
10/01/2021, (Insd. by FNMA & GNMA)	775,000	791,980
Georgia HFA SFHRB, Sub. Ser. D-2, 5.50%, 06/01/2017	1,000,000	1,032,530
Idaho Hsg. & Fin. Assn. RB, Ser. B-2, 6.00%, 07/01/2014	1,635,000	1,726,740
Idaho Hsg. Agcy. SFHRB, Ser. C-1, 6.30%, 07/01/2011, (Insd. by FHA)	195,000	195,476
Massachusetts HFA SFHRB, Ser. 73, 5.90%, 12/01/2019, (Insd. by FSA)	45,000	46,409
Minnesota HFA SFHRB, Ser. H, 6.70%, 01/01/2018	100,000	102,238
New Mexico Mtge. Fin. Auth. SFHRB, Ser. C-1, 6.00%, 03/01/2032	1,090,000	1,115,506
New York HFA MHRB, Ser. B, 6.35%, 08/15/2023, (Insd. by AMBAC & HFA)	220,000	225,786
Ohio HFA Mtge. RB, Ser. A-2, 6.625%, 03/01/2026, (Insd. by GNMA)	85,000	85,819
Utah HFA SFHRB, Ser. E-1, 5.375%, 07/01/2018, (Insd. by FHA)	390,000	390,854
10,391,085
INDUSTRIAL DEVELOPMENT REVENUE 4.9%
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D, 6.75%,
03/01/2015, (Insd. by AMBAC)	3,000,000	3,159,660
Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co. Proj., Ser. B,
6.40%, 09/01/2029, (Insd. by MBIA)	1,000,000	1,030,490
Mercer Cnty., ND PCRRB, Basin Elec. Pwr. Proj., Ser. 2, 6.05%,
01/01/2019, (Insd. by AMBAC)	1,500,000	1,563,060
5,753,210
LEASE 4.7%
Kansas City, MO Muni. Assist. Corp. RB, Leasehold Capital Impt.
Proj., Ser. B, 5.85%, 01/15/2016	2,000,000	2,121,420
Lawrence Township., IN Metro. Sch. Dist. RB, 6.875%, 07/05/2011,
(Insd. by MBIA)	1,500,000	1,742,535
Loudoun, Cnty. VA IDA Pub. Safety Facs. RB:
5.25%, 12/15/2021	500,000	520,185
5.25%, 12/15/2022	500,000	517,355
New York Env. Facs. Corp. RRB, Riverbank State Park Proj., 5.50%,
04/01/2016, (Insd. by AMBAC)	250,000	268,162
Santa Ana, CA Fin. Auth. Lease RB, Police Admin. & Hldg. Facs.
Proj., Ser. A, 6.25%, 07/01/2015, (Insd. by MBIA)	300,000	349,431
5,519,088
MISCELLANEOUS REVENUE 1.4%
Atlanta & Fulton Cnty., GA Recreation Auth. RB, Park Impt. Proj.,
5.75%, 12/01/2017, (Insd. by AMBAC)	1,000,000	1,107,300
New York Urban Dev. Corp. RB, Personal Income Tax, Ser. B, 5.25%,
03/15/2019, (Insd. by MBIA)	500,000	526,960
1,634,260
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
PORT AUTHORITY 0.4%
Port Auth. of NY & NJ RB, Ser. 97, 6.50%, 07/15/2019, (Insd. by FGIC)	$ 500,000	$ 517,710
PUBLIC FACILITIES 0.9%
Illinois Metro. Pier & Expo Auth. RB, McCormick Place Expansion
Proj., 5.75%, 06/15/2023	1,000,000	1,080,020
RESOURCE RECOVERY 0.1%
Islip, NY Resources Recovery Agcy. RB, Ser. B, 7.25%, 07/01/2011,
(Insd. by AMBAC)	100,000	120,301
SPECIAL TAX 6.5%
Connecticut Spl. Tax Obl. RB, 5.00%, 01/01/2023, (Insd. by FGIC)	2,000,000	2,031,900
Elk Grove, CA Unified Sch. Dist. Spl. Tax RRB, Cmnty. Facs. Dist.
Proj., 6.50%, 12/01/2024	500,000	603,495
Metro. Atlanta Rapid Trans. Auth. GA Sales Tax RRB, Second
Indenture Proj., Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	2,500,000	2,687,000
Virgin Islands Pub. Fin. Auth. RB:
5.00%, 10/01/2022	1,000,000	1,023,460
5.25%, 10/01/2020	1,200,000	1,273,692
7,619,547
STUDENT LOAN 0.9%
Alaska Student Loan RB, Student Loan Corp. Proj., Ser. A, 5.45%,
07/01/2016, (Insd. by AMBAC)	1,000,000	1,036,220
TOBACCO REVENUE 2.4%
Tobacco Settlement Fin. Corp. of Louisiana RB, Ser. 2001-A, 6.36%, 05/15/2025	673,257	686,790
Tobacco Settlement Fin. Corp. New York RB, Ser. A-1:
5.25%, 06/01/2013	1,000,000	1,046,240
5.25%, 06/01/2014	1,000,000	1,053,900
2,786,930
TRANSPORTATION 3.2%
Lower Colorado River Auth., TX Transmission RRB, Trans. Svcs. Corp.
Proj., 5.25%, 05/15/2020, (Insd. by AMBAC)	1,000,000	1,041,320
Massachusetts Port Auth. RRB, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	1,000,000	1,077,540
Virginia Trans. Board Trans. RRB, Northern VA Trans. Proj., Ser. A,
5.00%, 05/15/2011	1,500,000	1,633,140
3,752,000
UTILITY 1.1%
Rock Hill, SC Util. Sys. RRB, Ser. A, 5.375%, 01/01/2019, (Insd. by FSA)	1,185,000	1,258,162
WATER & SEWER 7.5%
Centennial Wtr. & Sanitation Dist., CO Wtr. & Swr. Impt. RRB,
5.00%, 12/01/2020, (Insd. by FGIC)	1,615,000	1,661,561
Cleveland, OH Wtrwrks. RB, Ser. K, 5.25%, 01/01/2019, (Insd. by FGIC)	275,000	288,750
Detroit, MI Wtr. Supply Sys. RB, Ser. A, 5.50%, 07/01/2014, (Insd. by FGIC)	1,500,000	1,648,635
Houston, TX Wtr. Conveyance Sys. Contract COP, Ser. H, 7.50%,
12/15/2014, (Insd. by AMBAC)	1,000,000	1,273,920
Lowndes Cnty., MS Solid Wst. Disp. PCRB, 6.80%, 04/01/2022	715,000	798,855
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
WATER & SEWER continued
Massachusetts Wtr. Pollution Abatement Trust RB, MWRA Prog. Ser. A,
5.00%, 08/01/2032	$ 1,000,000	$ 988,010
Michigan Municipal Bond Auth. RB, Clean Water Revolving Fund Proj.,
5.25%, 10/01/2019	1,000,000	1,056,210
Upper Trinity Regl. Wtr. Dist. RB, Ser. A, 6.00%, 08/01/2016,
(Insd. by FGIC)	1,000,000	1,111,880
8,827,821
Total Municipal Obligations (cost $112,862,764)		117,735,423

	Shares	Value

SHORT-TERM INVESTMENTS 3.9%
MUTUAL FUND SHARES 3.9%
Evergreen Institutional Municipal Money Market Fund (o) (cost $4,595,163)	4,595,163	4,595,163
Total Investments (cost $117,457,927) 104.1%		122,330,586
Other Assets and Liabilities (4.1%)		(4,789,268)
Net Assets 100.0%		$ 117,541,318

(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
+	Inverse floating rate security

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp	LOC	Letter of Credit
COP	Certificates of Participation	MBIA	Municipal Bond Investors Assurance Corp.
EDA	Economic Development Authority	MHRB	Multifamily Housing Revenue Bond
FGIC	Financial Guaranty Insurance Corp.	PCRB	Pollution Control Revenue Bond
FHA	Federal Housing Authority	PCRRB	Pollution Control Refunding Revenue Bond
FNMA	Federal National Mortgage Association	RITES	Residual Interest Tax Exempt Security
FSA	Financial Security Assurance, Inc.	RB	Revenue Bond
GNMA	Government National Mortgage Association	RRB	Refunding Revenue Bond
GO	General Obligation	SFHRB	Single Family Housing Revenue Bond
HFA	Housing Finance Authority	VRDN	Variable Rate Demand Note
IDA	Industrial Development Authority
Variable Rate Demand Notes are payable on demand on no more than seven calendar days notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at May 31, 2004.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

May 31, 2004

The following table shows the percent of total investments by geographic location as of May 31, 2004:
llinois	10.0%
California	7.1%
Ohio	6.5%
Texas	6.5%
New York	5.9%
Wisconsin	5.7%
Georgia	5.2%
South Carolina	4.6%
Pennsylvania	4.3%
Florida	3.9%
Colorado	3.5%
Michigan	3.4%
Massachusetts	3.1%
Alaska	2.6%
Connecticut	2.6%
District of Columbia	2.5%
Virginia	2.2%
Virgin Islands	1.9%
Oklahoma	1.8%
Missouri	1.7%
Washington	1.7%
Idaho	1.6%
Arizona	1.5%
Indiana	1.4%
North Dakota	1.3%
Kansas	0.9%
New Mexico	0.9%
Mississippi	0.7%
Louisiana	0.6%
Vermont	0.4%
Utah	0.3%
Minnesota	0.1%
Non-state specific	3.6%
Total	100.0%
See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2004

Assets

Investments in securities, at value (cost $117,457,927)	$ 122,330,586
Receivable for Fund shares sold	34,287
Interest receivable	2,136,971
Prepaid expenses and other assets	21,137

Total assets	124,522,981

Liabilities
Dividends payable	151,103
Payable for securities purchased	4,504,303
Payable for Fund shares redeemed	2,257,771
Advisory fee payable	5,492
Distribution Plan expenses payable	5,513
Due to other related parties	1,400
Accrued expenses and other liabilities	56,081

Total liabilities	6,981,663

Net assets	$ 117,541,318

Net assets represented by
Paid-in capital	$ 115,308,220
Undistributed net investment income	48,830
Accumulated net realized losses on securities	(2,688,391)
Net unrealized gains on securities	4,872,659
Total net assets	$ 117,541,318

Net assets consists of
Class A	$ 64,868,088
Class B	20,027,706
Class C	10,290,956
Class I	22,354,568

Total net assets	$ 117,541,318

Shares outstanding
Class A	5,963,906
Class B	1,841,357
Class C	946,152
Class I	2,055,303

Net asset value per share
Class A	$ 10.88
Class A -- Offering price (based on sales charge of 4.75%)	$ 11.42
Class B	$ 10.88
Class C	$ 10.88
Class I	$ 10.88

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended May 31, 2004

Investment income

Interest	$ 6,529,190

Expenses
Advisory fee	555,765
Distribution Plan expenses
Class A	222,168
Class B	234,310
Class C	115,486
Administrative services fee	132,241
Transfer agent fees	119,472
Trustees' fees and expenses	1,975
Printing and postage expenses	31,370
Custodian and accounting fees	36,525
Registration and filing fees	50,131
Professional fees	24,531
Other	18,907

Total expenses	1,542,881
Less: Expense reductions	(904)
Expense reimbursements	(299)

Net expenses	1,541,678

Net investment income	4,987,512

Net realized and unrealized gains or losses on securities
Net realized gains on securities	1,867,175
Net change in unrealized gains or losses on securities	(9,146,723)

Net realized and unrealized gains or losses on securities	(7,279,548)

Net decrease in net assets resulting from operations	$ (2,292,036)

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2004		2003

Operations
Net investment income		$ 4,987,512		$ 5,092,717
Net realized gains on securities		1,867,175		1,110,512
Net change in unrealized gains or losses
on securities		(9,146,723)		6,998,544

Net increase (decrease) in net assets
resulting from operations		(2,292,036)		13,201,773

Distributions to shareholders from
Net investment income
Class A		(2,895,896)		(2,992,427)
Class B		(750,520)		(853,348)
Class C		(369,999)		(282,546)
Class I		(980,110)		(987,542)

Total distributions to shareholders		(4,996,525)		(5,115,863)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	624,551	6,934,664	2,341,130	26,089,237
Class B	265,253	2,952,765	814,803	9,055,639
Class C	285,530	3,165,056	754,428	8,396,241
Class I	201,911	2,208,709	770,077	8,556,570

		15,261,194		52,097,687

Net asset value of shares issued in
reinvestment of distributions
Class A	150,309	1,670,991	148,140	1,653,430
Class B	39,933	443,892	43,741	488,029
Class C	17,464	194,102	13,647	152,704
Class I	53,232	591,822	51,205	571,243

		2,900,807		2,865,406

Automatic conversion of Class B shares
to Class A shares
Class A	277,879	3,091,860	405,438	4,508,686
Class B	(277,879)	(3,091,860)	(405,438)	(4,508,686)

		0		0

Payment for shares redeemed
Class A	(2,131,792)	(23,624,357)	(1,875,188)	(20,888,395)
Class B	(488,201)	(5,423,077)	(490,737)	(5,459,852)
Class C	(438,639)	(4,877,869)	(138,528)	(1,546,665)
Class I	(282,559)	(3,176,740)	(809,694)	(9,009,119)

		(37,102,043)		(36,904,031)

Net increase (decrease) in net assets
resulting from capital share transactions		(18,940,042)		18,059,062

Total increase (decrease) in net assets		(26,228,603)		26,144,972
Net assets
Beginning of period		143,769,921		117,624,949

End of period		$ 117,541,318		$ 143,769,921

Undistributed net investment income		$ 48,830		$ 33,486

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen High Grade Municipal Bond Fund (the "Fund") is a diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A shares with investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

19

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.42% and declining to 0.27% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee of 0.42% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended May 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $299. Total amounts subject to recoupment as of May 31, 2004 were $1,297.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting

20

NOTES TO FINANCIAL STATEMENTS continued

at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended May 31, 2004, EIS received $8,540 from the sale of Class A shares, and $9,320 and $1,148 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $81,956,576 and $95,555,084, respectively, for the year ended May 31, 2004.

On May 31, 2004, the aggregate cost of securities for federal income tax purposes was $117,469,619. The gross unrealized appreciation and depreciation on securities based on tax cost was $5,443,308 and $582,341, respectively, with a net unrealized appreciation of $4,860,967.

As of May 31, 2004, the Fund had $2,676,699 in capital loss carryovers for federal income tax purposes expiring in 2009.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended May 31, 2004, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed
Exempt-Interest	Unrealized	Capital Loss
Income	Appreciation	Carryover

$ 48,830	$ 4,860,967	$2,676,699

21

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid was as follows:

	Year Ended May 31,
	2004	2003

Ordinary Income	$ 83,342	$ 68,900
Exempt-Interest Income	4,913,183	5,046,963

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended May 31, 2004, the Fund had no borrowings under this agreement.

11. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen High Grade Municipal Bond Fund, a series of Evergreen Municipal Trust, as of May 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen High Grade Municipal Bond Fund, as of May 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
July 9, 2004

23

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For the fiscal year ended May 31, 2004, the percentage representing the portion of distributions from net investment income, which is exempt from federal income tax, other than alternative minimum tax is 98.34%.

24

This page left intentionally blank

25

This page left intentionally blank

26

This page left intentionally blank

27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership - With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence - We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience - Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment - We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

566599 rv1   7/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen High Income Municipal Bond Fund

Evergreen High Income Municipal Bond Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
24	STATEMENT OF ASSETS AND LIABILITIES
25	STATEMENT OF OPERATIONS
26	STATEMENTS OF CHANGES IN NET ASSETS
27	NOTES TO FINANCIAL STATEMENTS
31	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

July 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen High Income Municipal Bond Fund, which covers the twelve-month period ended May 31, 2004.

Municipal bonds, along with other fixed income securities, faced a variety of challenges and catalysts within the past year. Challenges ranged from changes in the tax laws and the improving economy, while catalysts surfaced as a safe haven from geopolitical uncertainties, an accommodative stance from the Federal Reserve, and the ever-present desire for capital preservation. Considering these alternating issues of risk and reward, we continued to provide diversified strategies within our fixed income portfolios.

The period began with the financial markets focused on the war in Iraq. After an initial surge in equities at the onset of the war, the markets pulled back as the grim realities of war became increasingly evident. This uncertainty led to higher demand for bonds, particularly within the Treasury market, as many investors sought solace in pursuit of quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May 2003, the Fed had commented on the "possibility of an unwelcome, substantial fall in inflation." The bond market, convinced the Fed was taking rates down even further, drove yields down to 45-year lows in the U.S. Treasury market. Yet when central bankers reduced their target for the federal funds rate by a less

LETTER TO SHAREHOLDERS continued

than expected twenty five basis points in late June, and Chairman Greenspan later projected economic growth of more than 4% in the year ahead, the bond market sold-off rather abruptly. Indeed, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. This "deflation trade" in bonds had changed from what was arguably a significant overbought condition to an oversold one in a matter of just six weeks.

It was our opinion that the Fed would not be as aggressive in the anticipated tightening cycle as the market apparently feared. As a result, our portfolio managers adopted moderately defensive positions, which benefited from the Fed's now famous pronouncement last autumn of "policy accommodation for a considerable period." The markets began to stabilize, providing a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, municipal bonds also experienced heightened volatility related to the changes in the tax laws, which were initially perceived as a potential threat. After careful consideration, we became increasingly confident that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. Another issue confronting the municipal market was the poor financial condition of many states and local governments. Yet many of our portfolios were positioned for economic recovery and as tax receipts climbed, the financial conditions of many of these states and local governments improved.

Throughout the investment period, the Fed attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, which feared a repeat of the experiences in 1994. In 1994 the fixed income market was surprised by the aggressive Fed tightening and had a major sell off. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. Also, as a

LETTER TO SHAREHOLDERS continued

result of the Fed's attempts to improve clarity, yields have already begun to discount Fed activity, unlike the period ten years ago when the bond market was caught off guard once the Fed began to tighten.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FUND AT A GLANCE

as of May 31, 2004

MANAGEMENT TEAM

B. Clark Stamper
Stamper Capital and Investments, Inc.
Lead Manager

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 3/21/1985

	Class A	Class B	Class C	Class I
Class inception date	12/1/1994	3/21/1985	8/18/1997	10/6/1997

Nasdaq symbol	VMPAX	VMPIX	DHICX	VMPYX

Average annual return*

1 year with sales charge	-2.82%	-3.71%	0.27%	N/A

1 year w/o sales charge	1.97%	1.25%	1.26%	2.27%

5 year	2.77%	2.70%	3.03%	4.05%

10 year	4.40%	4.17%	4.16%	4.83%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered by the fund's predecessor fund, Davis Tax-Free High Income Fund, Inc. The historical returns for Classes A, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Income Municipal Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned 1.97% for the twelve-month period ended May 31, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers Municipal Bond Index ("LBMBI"), returned -0.03%.

The fund performed exceptionally well for the twelve-month period ended May 31, 2004 when compared to the Morningstar Short-term Municipal Bond Fund category. For the period, the fund's Class I and Class A shares were ranked #1 and #2, respectively, out of 96 fund classes. Morningstar considers the fund a short-term fund because of its low interest rate risk.

The most important factor that materially affected the fund's performance during the fiscal year was our positioning relative to changes in interest rates. For the year, the yield on the ten year U.S. Treasury rose dramatically from approximately 3.40% to 4.70%. This rise in yield translates into a price drop of around 11% during the period. We positioned the fund with low interest rate risk during the two most critical times of rising interest rates during the period. We accomplished this positioning in the early part of the fiscal year by having a fairly high proportion of cash equivalents in addition to a large majority of cushion bonds, which are large coupon bonds with short term calls that hold up well if interest rates rise. During the middle of the period, when interest rates were rather stable to moving slightly lower, our duration was somewhat extended which helped us tag along with the peer group. We had extended the duration after the increase in rates during June, July and August of 2003 by investing the cash and cash equivalents into longer term, higher yielding investments. Then, before the next rise in interest rates, we sold off longer duration bonds to make the portfolio somewhat more defensive, although not as defensive as it was during the first rapid rise. It is also important to note that the municipal bond market performed better (lost less) during the first rise in interest rates than during the second rise in interest rates, relative to U.S. Treasuries. Our positioning relative to interest rates was not as perfect as it could have been had we taken on even rate risk during the mid-year rally. However, we performed exceptionally well relative to our peer group overall.

The fund's performance relative to the Lipper High Yield Municipal Bond Fund category is far less spectacular, unless an adjustment for risk is taken into consideration. Lipper considers the fund a high yield fund because it can be invested up to 100% in below investment grade rated securities or be up to 100% in non-rated securities. We have been lowering the fund's exposure to lower quality investments because the yield differential between a low quality bond and a high quality bond is historically small and because we are not constructive on "the recovery." We believe "the recovery" is simply a breather in the economic downturn that began in 2000. While we have under-performed relative to the category average over the past year, with our AA average rating we have taken on dramatically less credit and liquidity risk than our counterparts. During the period, lower quality (higher yield) municipal bonds outperformed the market in general because their higher average yields cushioned the price decline due to the rise in interest rates. However, prices of junk (taxable, corporate) bonds saw a rapid deterioration in their prices since January/February 2004. As a result, we are happy with our current higher quality, higher liquidity positioning.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax as well as local income taxes.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of May 31, 2004, and subject to change.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

						Year Ended September 30, 1999[2]
	Year Ended May 31,
CLASS A	2004	2003	2002	2001	2000[1,2]
Net asset value, beginning of period	$8.72	$8.70	$8.65	$8.34	$8.66	$9.19
Income from investment operations
Net investment income	0.24	0.31	0.40	0.48	0.32	0.47
Net realized and unrealized gains or losses on securities	-0.07	0.02	0.04	0.30	-0.27	-0.52
Total from investment operations	0.17	0.33	0.44	0.78	0.05	-0.05
Distributions to shareholders from
Net investment income	-0.24	-0.31	-0.39	-0.47	-0.37	-0.48
Net asset value, end of period	$8.65	$8.72	$8.70	$8.65	$8.34	$8.66
Total return[3]	1.97%	3.88%	5.20%	9.61%	0.58%	-0.61%
Ratios and supplemental data
Net assets, end of period (thousands)	$462,748	$514,377	$396,272	$180,898	$133,552	$174,441
Ratios to average net assets
Expenses[4]	0.99%	0.96%	0.83%	0.90%	1.03%[5]	1.06%
Net investment income	2.76%	3.53%	4.39%	5.49%	5.75%[5]	5.30%
Portfolio turnover rate	76%	68%	79%	68%	30%	73%

[1]   For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.

[2]   Effective at the close of business on March 17, 2000, Evergreen High Income Municipal Bond Fund acquired the net assets of Davis Tax-Free High Income Fund, Inc. Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 20, 2000 are those of Class A shares of Davis Tax-Free High Income Fund, Inc.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

						Year Ended September 30, 1999[2]
	Year Ended May 31,
CLASS B	2004	2003	2002	2001	2000[1,2]
Net asset value, beginning of period	$8.70	$8.68	$8.62	$8.31	$8.63	$9.16
Income from investment operations
Net investment income	0.17	0.25	0.33	0.42	0.28	0.41
Net realized and unrealized gains or losses on securities	-0.06	0.02	0.06	0.30	-0.28	-0.53
Total from investment operations	0.11	0.27	0.39	0.72	0	-0.12
Distributions to shareholders from
Net investment income	-0.18	-0.25	-0.33	-0.41	-0.32	-0.41
Net asset value, end of period	$8.63	$8.70	$8.68	$8.62	$8.31	$8.63
Total return[3]	1.25%	3.11%	4.54%	8.81%	0.01%	-1.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$196,346	$238,399	$208,427	$195,029	$175,826	$228,440
Ratios to average net assets
Expenses[4]	1.69%	1.70%	1.59%	1.65%	1.79%[5]	1.82%
Net investment income	2.06%	2.80%	3.70%	4.76%	5.01%[5]	4.54%
Portfolio turnover rate	76%	68%	79%	68%	30%	73%

[1]   For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.

[2]   Effective at the close of business on March 17, 2000, Evergreen High Income Municipal Bond Fund acquired the net assets of Davis Tax-Free High Income Fund, Inc. Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 20, 2000 are those of Class B shares of Davis Tax-Free High Income Fund, Inc.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

						Year Ended September 30, 1999[2]
	Year Ended May 31,
CLASS C	2004	2003	2002	2001	2000[1,2]
Net asset value, beginning of period	$8.75	$8.73	$8.68	$8.37	$8.69	$9.22
Income from investment operations
Net investment income	0.18	0.25	0.33	0.43	0.28	0.42
Net realized and unrealized gains or losses on securities	-0.07	0.02	0.05	0.29	-0.28	-0.54
Total from investment operations	0.11	0.27	0.38	0.72	0	-0.12
Distributions to shareholders from
Net investment income	-0.18	-0.25	-0.33	-0.41	-0.32	-0.41
Net asset value, end of period	$8.68	$8.75	$8.73	$8.68	$8.37	$8.69
Total return[3]	1.26%	3.11%	4.41%	8.77%	0.05%	-1.34%
Ratios and supplemental data
Net assets, end of period (thousands)	$214,097	$240,631	$124,281	$64,890	$32,942	$41,642
Ratios to average net assets
Expenses[4]	1.69%	1.70%	1.58%	1.65%	1.77%[5]	1.83%
Net investment income	2.06%	2.75%	3.65%	4.70%	5.02%[5]	4.53%
Portfolio turnover rate	76%	68%	79%	68%	30%	73%

[1]   For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.

[2]   Effective at the close of business on March 17, 2000, Evergreen High Income Municipal Bond Fund acquired the net assets of Davis Tax-Free High Income Fund, Inc. Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 20, 2000 are those of Class C shares of Davis Tax-Free High Income Fund, Inc.

[3]   Excluding applicable sales charges

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

						Year Ended September 30, 1999[3]
	Year Ended May 31,
CLASS I1	2004	2003	2002	2001	2000[2,3]
Net asset value, beginning of period	$8.72	$8.70	$8.64	$8.33	$8.66	$9.19
Income from investment operations
Net investment income	0.27	0.33	0.42	0.52	0.33	0.48
Net realized and unrealized gains or losses on securities	-0.07	0.02	0.05	0.29	-0.28	-0.52
Total from investment operations	0.20	0.35	0.47	0.81	0.05	-0.04
Distributions to shareholders from
Net investment income	-0.27	-0.33	-0.41	-0.50	-0.38	-0.49
Net asset value, end of period	$8.65	$8.72	$8.70	$8.64	$8.33	$8.66
Total return	2.27%	4.15%	5.59%	9.90%	0.63%	-0.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$10,814	$10,623	$3,964	$1,452	$189	$1,292
Ratios to average net assets
Expenses[4]	0.69%	0.70%	0.58%	0.66%	0.83%[5]	0.93%
Net investment income	3.06%	3.70%	4.64%	5.70%	5.95%[5]	5.43%
Portfolio turnover rate	76%	68%	79%	68%	30%	73%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   For the eight months ended May 31, 2000. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2000.

[3]   Effective at close of business on March 17, 2000, Evergreen High Income Municipal Bond Fund acquired the net assets of Davis Tax-Free High Income Fund, Inc. Davis Tax-Free High Income Fund, Inc. was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to March 20, 2000 are those of Class Y shares of Davis Tax-Free High Income Fund, Inc.

[4]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[5]   Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS 96.0%
AIRPORT 4.6%
Austin, TX Arpt. Sys. RB, 6.00%, 11/15/2010	$ 560,000	$ 599,805
California Maritime Infrastructure Arpt. RB, 5.375%, 11/01/2012	1,000,000	1,060,390
Chicago, IL O'Hare Intl. Arpt. RB, Ser. A, 5.625%, 01/01/2015	5,000,000	5,318,800
Dallas-Forth Worth, TX Rgnl. Arpt. RB, 6.00%, 11/01/2010	250,000	254,257
Houston, TX Arpt. Sys. RB, Spl. Facs., Continental Airlines, Inc.:
Ser. E, 5.875%, 07/01/2012	1,000,000	1,082,460
Ser. E, 6.75%, 07/01/2029	3,000,000	2,332,020
Massachusetts Port Auth. RB, US Airways Proj.:
5.25%, 09/01/2011	1,480,000	1,533,325
5.25%, 09/01/2012	1,535,000	1,590,306
5.25%, 09/01/2013	1,610,000	1,668,008
5.75%, 09/01/2016	2,500,000	2,602,625
5.875%, 09/01/2023	4,500,000	4,686,300
6.00%, 09/01/2021	1,200,000	1,245,552
Metro. Washington, DC Arpt. Auth. RB, 5.75%, 10/01/2011	5,750,000	5,932,965
New Jersey EDA RB, Continental Airlines, Inc. Proj., 6.25%, 09/15/2029	2,000,000	1,462,180
New York, NY IDA RB, Japan Airlines Co. Proj., 6.00%, 11/01/2015	515,000	532,958
Port Auth. NY & NJ Spl. Obl. RB:
Continental Airlines & US Airways, Inc., 9.00%, 12/01/2006	190,000	193,914
JFK Intl. Air Terminal LLC, 6.25%, 12/01/2009	7,500,000	8,315,100
40,410,965
CAPITAL IMPROVEMENTS 0.5%
Morris Cnty., NJ Impt. Auth. RB:
3.00%, 08/15/2008	1,105,000	1,108,282
5.00%, 08/15/2005	1,070,000	1,113,496
5.00%, 08/15/2006	1,105,000	1,173,830
5.00%, 08/15/2007	1,105,000	1,186,604
4,582,212
CONTINUING CARE RETIREMENT COMMUNITY 2.6%
Albuquerque, NM Hlth. Care Sys. RB, Lovelace Med. Foundation Proj., 12.00%, 03/01/2011	120,000	120,936
Allegany Cnty., MD IDRB, Moran Manor Care Ctr., 12.45%, 02/01/2027	885,000	1,033,645
Brevard, NC Hsg. Auth. RB, Ascend Healthcare, Inc., 7.50%, 03/01/2028 (g)	500,000	210,700
California CDA COP, Eskaton Properties Inc., 1.93%, 05/15/2029 VRDN	100,000	100,000
Charlotte, NC Hsg. Auth. RB, Ascend Healthcare, Inc., 7.50%, 03/01/2028 (g)	500,000	250,000
Clarion Cnty., PA IDA RRB, Beverly Enterprises, Inc., 5.875%, 05/01/2007	375,000	366,881
Clarksville, IN RB, 2.99%, 12/01/2025 VRDN	150,000	150,000
Columbia Cnty., PA IDA RB, Orangeville Nursing Ctr. Assn., 9.00%, 12/01/2012	400,000	392,380
Crossville, TN Hlth. & Ed. Board RB, Century Place Hlth. Ctr., Inc. Proj., Ser. 1996A, 7.75%, 06/01/2013	500,000	500,265
Farmington Hills, MI EDA RB, Botsford Cont. Care Ser. A, 5.75%, 02/15/2025	385,000	399,684
Gainesville, GA Redev. Auth. RB, First Mtge. Autumn Breeze, Ser. A, 8.00%, 04/01/2026 (g)	200,000	130,518
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
CONTINUING CARE RETIREMENT COMMUNITY continued
Illinois Hlth. Facs. Auth. RB:
7.60%, 08/15/2010	$ 511,000	$ 526,550
Wyndemere Retirement, 6.125%, 11/01/2007	3,625,000	3,673,865
Kanawha Cnty., WV IDRB, 5.50%, 11/01/2008	270,000	254,221
Kentucky Econ. Dev. Fin. Auth. RRB, Retirement Hsg. Foundation, 2.99%, 12/01/2028 VRDN	150,000	150,000
Loudoun Cnty., VA IDA RB, Falcons Landing Proj., Ser. A, 8.75%, 11/01/2024	3,500,000	3,712,940
Massachusetts Hlth. & Edl. Facs. Auth. RB, 7.20%, 07/01/2009	30,000	30,763
New York Med. Care Facs. Fin. Agcy. RB, Long Term Hlth. Care, Ser. B, 7.375%, 11/01/2011	1,100,000	1,130,800
Pell City, AL Spl. Care Facs. Fin. Auth. RB, Ser. A, 8.50%, 07/01/2018	500,000	506,445
Piedmont, NC Hsg. Dev. Auth. First Mtge. RRB, Nash Grove Manor, Inc., 8.00%, 01/01/2013	500,000	500,655
San Antonio, TX Hlth. Facs. RB, 8.25%, 12/01/2019	1,250,000	1,260,125
Savannah, GA EDA RB, First Mtge. Coastal Care Resources, 7.75%, 09/01/2027 (g)	1,000,000	493,730
South Carolina Jobs Econ. RB, Ebenezer Nursing, 6.90%, 01/20/2037	2,300,000	2,504,884
Warren Cnty., PA Beverly Enterprises RRB, 9.00%, 11/01/2012	250,000	251,815
Washington Nonprofit Hsg. Auth. RB, Horizon House Proj., Ser. A, 6.00%, 07/01/2017	3,700,000	3,929,733
Wataga, IL Hlth. Facs. RB, 10.00%, 09/01/2016 (g)	1,000,000	489,700
Wisconsin Hlth. & Ed. Facs. Auth. RB, RFDF, Inc., 7.375%, 07/15/2027 (g)	1,595,000	399,675
23,470,910
EDUCATION 4.8%
Botkins, OH Sch. Dist. RB, Ser. A, 7.20%, 12/01/2009	250,000	251,130
California Edl. Facs. Auth. RB, College of Osteopathic, 5.75%, 06/01/2018	1,680,000	1,766,083
California GO, 6.25%, 10/01/2019	15,000	15,183
California Univ. & College Hsg. Sys. RRB:
5.80%, 11/01/2017	4,000,000	4,258,200
5.90%, 11/01/2021	2,000,000	2,131,540
Clemson Univ., SC COP, 6.90%, 12/01/2007	75,000	77,055
Florida Agricultural & Mechanical RB, 6.50%, 07/01/2023	445,000	446,638
Georgia GO, Ser. D, 6.00%, 09/01/2007	5,300,000	5,860,263
Indianapolis, IN Sch. Bldg. Corp. RB, 6.10%, 01/15/2020	1,200,000	1,231,488
Leander, TX Independent Sch. Dist. GO, 0.00%, 08/15/2028 (n)	22,055,000	5,141,020
Los Angeles, CA Unified Sch. Dist. RB, Ser. A, 4.75%, 04/01/2013	300,000	300,711
Michigan Higher Ed. Facs. Auth. RRB, Refunding Ltd. Obl. Hope College Proj., 7.00%, 10/01/2013	1,580,000	1,623,940
Midlothian, TX Independent Sch. Dist. RB, 0.00%, 02/15/2018 (n)	300,000	138,669
Missouri Sch. Boards Assn. COP, 7.375%, 03/01/2006	65,000	65,940
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
EDUCATION continued
Morris Cnty., NJ Impt. Auth. Sch. Dist. RB:
3.125%, 10/01/2006	$ 1,115,000	$ 1,142,507
3.25%, 10/01/2008	1,190,000	1,208,790
3.25%, 10/01/2009	1,230,000	1,233,567
3.25%, 10/01/2010	1,220,000	1,208,227
3.50%, 10/01/2011	1,310,000	1,307,013
3.50%, 10/01/2012	1,360,000	1,328,353
3.70%, 10/01/2018	1,550,000	1,365,194
3.80%, 10/01/2019	1,735,000	1,529,732
New Jersey Higher Ed. Student Assistance Auth. RB, 5.50%, 06/01/2006	150,000	155,343
Ohio GO, Ser. A, 4.50%, 06/15/2004	1,000,000	1,001,490
Richland Sch. Dist. of Wisconsin RRB, 4.875%, 04/01/2007	1,785,000	1,875,642
Univ. of Colorado RB, 7.00%, 06/01/2009	2,700,000	2,701,323
Univ. of Michigan RB, 5.75%, 05/15/2026	395,000	413,312
Wayland, MI Union Sch. Dist. RB, 6.25%, 05/01/2014	1,000,000	1,053,510
West Ottawa, MI Pub. Sch. Dist. RB, 0.00%, 05/01/2015 (n)	3,500,000	1,693,510
42,525,373
ELECTRIC REVENUE 4.2%
Burlington, KS PCRB, Kansas Gas & Elec. Co. Proj., 7.00%, 06/01/2031, (Insd. by MBIA)	2,715,000	2,733,815
Chula Vista, CA IDA RB, San Diego Gas & Elec., 6.40%, 12/01/2027	2,000,000	2,061,800
Hawaii Dept. of Budget & Fin. RRB, Hawaiian Elec. Co., Inc., 6.60%, 01/01/2025	5,950,000	6,153,371
Illinois Dev. Fin. Auth. PCRB, AMBAC TCRS, 7.375%, 07/01/2021	7,275,000	8,194,560
Lehigh Cnty., PA IDA PCRB, Pennsylvania Pwr. & Light Co. Proj., Ser. A:
5.50%, 02/15/2027	455,000	464,983
6.15%, 08/01/2029	345,000	366,110
Massachusetts Muni. Wholesale Elec. Co. RB, Ser. B, 5.00%, 07/01/2012	1,000,000	1,023,380
New Jersey EDA PCRB, Ser. A, 6.40%, 05/01/2032, (Insd. by MBIA)	200,000	204,646
Northampton Cnty., PA IDA RB, Metro. Edison Co., 6.10%, 07/15/2021	365,000	385,568
San Antonio, TX Elec. & Gas RB, Beverly Enterprises, 5.00%, 02/01/2017	100,000	106,457
Seattle, WA Elec. Pwr. & Light RB, 5.00%, 11/01/2007	12,820,000	13,775,090
St. Charles Parish, LA PCRB, 7.50%, 06/01/2021	1,500,000	1,539,300
Tulsa, OK Pub. Facs. Auth. Solid Wst. RB, Ogden Martin Sys. Inc. Proj., 6.95%, 05/01/2007	270,000	275,243
37,284,323
GENERAL OBLIGATION - LOCAL 7.3%
Allegheny Cnty., PA GO, Ser. C 43, 5.80%, 09/15/2009	2,300,000	2,330,590
Austin, TX Independent Sch. Dist. GO, 5.60%, 08/01/2009	745,000	799,899
Bristol, CT GO, 7.40%, 06/15/2004	100,000	102,265
Clackamas Cnty., OR Sch. Dist. 12 GO, 2.00%, 06/15/2004	1,280,000	1,280,410
Clark Cnty., NV Sch. Dist. Bldg. & Renovation GO:
5.90%, 06/15/2011	19,000,000	20,623,930
6.50%, 06/15/2006	1,000,000	1,086,970
Detroit, MI City Sch. Dist. GO, Ser. A, 5.70%, 05/01/2025	2,000,000	2,174,600
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL continued
District of Columbia GO:
5.75%, 06/01/2007	$ 405,000	$ 410,386
5.90%, 06/01/2006	2,000,000	2,040,800
Douglas, Cnty., CO Sch. Dist. No. 1 GO, 6.40%, 12/15/2011	1,000,000	1,037,450
Fontana, CA Unified Sch. Dist. GO, Ser. C, 6.25%, 05/01/2012	2,540,000	2,823,083
Gwinnett Cnty., GA Sch. Dist. GO, 5.375%, 02/01/2009	1,400,000	1,417,780
Hamilton Creek, CO Metro. Dist. GO, 11.25%, 12/01/2004	180,000	174,101
Las Cruces, NM Sch. Dist. No. 2 GO, 4.00%, 08/01/2004	1,600,000	1,607,424
Le Mars, IA GO, Ser. A, 5.60%, 06/01/2008	390,000	404,941
Maricopa Cnty., AZ Sch. Dist. 210 GO, 5.50%, 07/01/2017	2,000,000	2,157,540
Mentor, OH GO, 7.15%, 12/01/2011	500,000	531,450
Milwaukee, WI GO, Ser. K, 5.00%, 06/15/2010	1,500,000	1,619,400
New York, NY GO:
5.75%, 08/01/2014	75,000	76,346
Ser. B, 7.50%, 02/01/2005	250,000	251,145
Orleans Parish, LA Sch. Board GO, 0.00%, 02/01/2008 (n)	120,000	102,421
Palm Beach Cnty., FL Sch. Dist. GO, 5.00%, 08/01/2004	10,000,000	10,064,500
Washington, MD Suburban Dist. GO:
3.00%, 06/01/2005	8,735,000	8,873,188
4.00%, 06/01/2005	2,000,000	2,051,600
Wichita, KA GO, 5.65%, 09/01/2008	300,000	302,475
64,344,694
GENERAL OBLIGATION - STATE 13.9%
Connecticut GO:
Ser. C:
5.00%, 05/01/2007	4,850,000	5,190,422
6.50%, 11/01/2007	1,000,000	1,111,120
Ser. D, 5.00%, 08/01/2008	5,000,000	5,413,150
Delaware GO, Ser. A, 4.50%, 08/01/2006	13,500,000	14,210,370
Georgia GO, 6.00%, 07/01/2004	1,730,000	1,737,387
Massachusetts GO, 5.25%, 01/01/2013	10,000,000	10,605,000
Minnesota GO:
4.00%, 08/01/2005	15,230,000	15,669,081
5.00%, 10/01/2004	5,675,000	5,746,505
5.50%, 08/01/2009	2,000,000	2,082,160
New Hampshire GO, 0.00%, 08/01/2004 (n)	1,700,000	1,696,141
New York, 5.375%, 10/01/2011	1,000,000	1,054,170
North Carolina GO, 5.00%, 05/01/2006	10,000,000	10,567,500
Ohio GO:
4.75%, 02/01/2018	13,500,000	14,515,065
5.05%, 08/01/2010	2,745,000	2,883,430
6.20%, 08/01/2011	4,500,000	4,831,155
Pennsylvania GO, 5.375%, 05/15/2015	1,000,000	1,077,500
South Carolina GO, Ser. B, 5.00%, 08/01/2006	8,300,000	8,747,287
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - STATE continued
Washington GO:
5.25%, 09/01/2005	$ 7,300,000	$ 7,621,565
Ser. 96-A, 5.75%, 07/01/2013	7,190,000	7,517,936
Wisconsin GO, 6.10%, 05/01/2014	450,000	451,476
122,728,420
HOSPITAL 8.4%
Allegheny Cnty., PA Hosp. Dev. Auth. RB, West Pennsylvania Allegheny Hlth., 9.25%, 11/15/2030	3,000,000	3,338,100
Belmont Cnty., OH Hlth. Sys. RB, East Ohio Regl. Hosp., 5.80%, 01/01/2018	1,000,000	868,880
Birmingham Carraway, AL GO, Carraway Methodist Hlth. Sys., 5.10%, 08/15/2004	100,000	100,762
California Hlth. Facs. Fin. Auth. RB:
Asian Cmnty. Ctr., 6.25%, 09/01/2015	250,000	252,193
Cnty. Program, Ser. B, 7.20%, 01/01/2012	120,000	122,448
Connecticut Hlth. & Ed. Facs. Auth. RB:
Bridgeport Hosp., Ser. A, 6.625%, 07/01/2018	200,000	200,810
Newington Children's Hosp., Ser. B, 6.05%, 07/01/2010, (Insd. by MBIA)	1,000,000	1,024,320
St. Raphael Hosp., Ser. D, 6.625%, 07/01/2014	295,000	307,626
Dade Cnty., FL Hlth. Facs. Hosp. RB, Baptist Hosp. Miami Proj., 5.25%, 05/15/2013	4,550,000	4,585,080
Escambia Cnty., FL Hlth. Facs. Auth. RB, 5.95%, 07/01/2020	7,550,000	7,860,984
Glendale, CA Hlth. Facs. RB, Memorial Hosp. & Hlth. Ctr., 5.60%, 11/15/2025	2,120,000	2,193,161
Harris Cnty., TX Hlth. Facs. Hosp. RB, Hermann, Hosp. Proj., 6.375%, 10/01/2024	1,280,000	1,314,125
Hawaii Dept. of Budget & Fin. RRB, St. Francis Med. Ctr., 6.50%, 07/01/2022	3,000,000	3,011,610
Huntington Cnty., PA Hosp. Auth. RB, JC Blair Memorial Hosp., 7.875%, 08/01/2011	1,010,000	1,020,262
Illinois Hlth. Facs. Auth. RB, 5.75%, 11/01/2022	1,400,000	1,417,486
Jacksonville, FL Hlth. Facs. Hosp. RB, Methodist Hosp.:
Ser. A, 8.00%, 10/01/2006	440,000	429,792
Ser. A, 8.00%, 10/01/2015	8,425,000	8,114,791
Ser. B, 8.00%, 10/01/2015	475,000	457,511
Jefferson Parish, LA Hosp. Dist. 2 RB, 5.25%, 12/01/2015	415,000	433,609
Langhorne, PA Hosp. Auth. RB, Franciscan Hlth., Ser. A, 7.00%, 06/15/2015	405,000	416,320
Lehigh Cnty., PA General Purpose Auth. RB, Ser. A, 6.00%, 07/01/2025	1,000,000	1,023,030
Louisiana Pub. Facs. Auth. Hosp. RB:
6.00%, 11/01/2022	250,000	253,198
Alton Ochsner Med. Foundation, 5.75%, 05/15/2011	80,000	88,434
General Hlth., Inc.:
6.50%, 11/01/2014	350,000	358,102
7.00%, 11/01/2005	100,000	102,240
Macon Cnty., GA Med. Foundation, Inc. RRB, Flint River Cmnty. Hosp., 9.00%, 03/01/2011	750,000	750,945
Madison Cnty., IN Hosp. Auth. Facs. RB, Ser. A, 8.00%, 01/01/2014	1,585,000	1,631,044
Michigan Hosp. Fin. Auth. RB, Mercy Hlth. Svc., 5.375%, 08/15/2026	1,030,000	1,058,994
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Mississippi Hosp. Equip. & Facs. RB:
Baptist Med. Ctr., 6.50%, 05/01/2010	$ 1,000,000	$ 1,060,630
Rush Med. Foundation:
6.40%, 01/01/2007	160,000	164,558
6.70%, 01/01/2018	940,000	943,450
New Jersey Hlth. Care Facs. RB:
Englewood Hosp., 6.75%, 07/01/2024	4,280,000	4,385,845
St. Joseph Hosp. & Med. Ctr., 5.75%, 07/01/2016	3,390,000	3,537,397
New York Dorm. Auth. RB, Lenox Hill Hosp. Obl. Group, 5.75%, 07/01/2012	900,000	996,714
New York Med. Care Facs. Fin. Agcy. RB, 7.50%, 11/01/2011	585,000	610,097
Norfolk, VA IDA RB, 6.50%, 12/01/2007	1,700,000	1,717,663
Oklahoma Dev. Fin. Auth. RB, Hillcrest Med. Ctr., 5.625%, 08/15/2019	165,000	156,036
Orange Cnty., FL Hlth. Facs. Auth. RB:
Orlando Regl. Healthcare, 4.70%, 10/01/2005	370,000	378,273
Ser. A, 6.00%, 11/01/2024	300,000	303,900
Peninsula Port Auth., VA Hosp. Facs. RRB, Whittaker Mem. Hosp., 8.70%, 08/01/2023	495,000	576,873
Philadelphia, PA Hosp. & Higher Ed. Facs. RB, 6.15%, 07/01/2005	2,100,000	2,199,666
Sayre, PA Hlth. Care Facs. Auth. RB, 6.375%, 07/01/2022	2,710,000	2,753,388
South Dakota Hlth. & Edl. Facs. Auth. RB, McKennan Hosp., 6.70%, 07/01/2017	1,700,000	1,708,381
South Miami, FL Hlth. Facs. RB, Baptist Hlth. Sys. Corp., 5.375%, 10/01/2016	3,000,000	3,089,790
St. Mary, PA Hosp. Auth. RB, Ser. A, 5.00%, 12/01/2006	1,645,000	1,750,296
Suffolk Cnty., NY IDA Civic Facs. RB, Huntington Hosp. Proj., Ser. C:
4.70%, 11/01/2009	380,000	393,915
4.90%, 11/01/2010	400,000	416,708
5.00%, 11/01/2011	420,000	436,880
5.10%, 11/01/2012	440,000	456,047
Tampa, FL Allegeny Hlth. Sys. RB, 5.125%, 12/01/2023	305,000	311,506
Tarrant Cnty., TX Hlth. Facs. RB, Adventist Hlth. Sys., 6.125%, 11/15/2022	240,000	244,051
Ward Cnty., ND Hlth. Care Facs. RB, St. Joseph Hosp. Corp. Proj., 8.875%, 11/15/2014	900,000	939,897
Washington Cnty., OK Med. Auth. RB, J. Phillips Hosp., 6.125%, 11/01/2014	1,060,000	1,063,668
Westmoreland Cnty., PA IDRB, Westmoreland Hosp., 6.00%, 07/01/2022	535,000	547,316
Wichita, KS RB, CSJ Hlth. Sys., 7.20%, 10/01/2015	130,000	153,968
74,032,770
HOUSING 4.6%
Alaska Hsg. Fin. Corp. RB, 6.00%, 06/01/2027	2,000,000	2,065,300
Austin, TX Hsg. Fin. Corp. SFHRB, 0.00%, 02/01/2016 (n)	3,120,000	230,880
Battery Park City, NY Auth. RB, 10.00%, 06/01/2023	285,000	285,986
Bryan Cnty., OK EDA SFHRB, 8.60%, 07/01/2010	315,000	267,936
Burnsville, MN MHRB, Summit Park Apts., 5.75%, 07/01/2011	850,000	868,836
California GO, Veterans Bond Ser. BH, 5.20%, 12/01/2011	2,080,000	2,145,957
Colorado HFA RB, Ser. B 2, 7.00%, 05/01/2026	300,000	305,016
Connecticut Hsg. Fin. Auth. RB, 5.20%, 05/15/2006	1,000,000	1,012,000
Cook Cnty., IL SFHRB, 0.00%, 07/01/2015 (n)	20,000	4,000
Corpus Christi, TX HFA SFHRB, Ser. A, 7.70%, 07/01/2011	195,000	195,472
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING continued
De Kalb Cnty., GA MHRB, Bryton Hills Apts., 5.00%, 09/01/2011	$ 910,000	$ 951,778
Delaware Hsg. Auth. RB, 6.00%, 07/01/2018	400,000	416,308
District of Columbia HFA RB, 7.75%, 09/01/2016	152,500	152,785
Duval Cnty., FL SFHRB:
0.00%, 10/01/2032 (n)	125,000	18,244
6.30%, 06/01/2029	925,000	951,492
East Baton Rouge, LA Mtge. Fin. Auth. SFHRB, 0.00%, 10/01/2014 (n)	545,000	312,530
Florida HFA RB:
0.00%, 12/01/2029, (Insd. by FSA) (n)	5,545,000	1,135,450
0.00%, 07/01/2030, (Insd. by FSA) (n)	7,055,000	1,165,909
Franklin Cnty., OH MHRB, Tuttle Park Ser. A, 6.50%, 03/01/2026	485,000	511,486
Idaho Hsg. Agcy. RB, 6.85%, 07/01/2024	190,000	190,228
Illinois HDA MHRB, 0.00%, 07/01/2025 (n)	386,849	50,898
Indiana HFA RB, 6.80%, 01/01/2017	515,000	515,752
Lake Charles, LA Non-Profit Hsg. RB, Chateau Proj., Ser. A, 7.875%, 02/15/2025	2,395,000	2,479,232
Leon Cnty., FL HFA SFHRB, Multi-Cnty. Proj., Ser. B, 6.25%, 07/01/2019, (Insd. by GNMA)	130,000	135,266
Loma Linda, CA Collateralized RRB, Multifamily Redlands, 7.375%, 06/01/2009	785,000	800,307
Los Angeles, CA MHRB:
8.10%, 05/01/2017, (Insd. by GNMA)	25,000	24,765
Earthquake Rehab. Proj., Ser. B, 5.85%, 12/01/2027	2,935,000	3,084,979
Parthenia Proj., 7.30%, 07/20/2011	140,000	140,095
Los Angeles, CA Mtge. RB, 6.30%, 01/01/2025	245,000	245,211
Luzerne Cnty., PA Hsg. Corp. RB, Freeman Assn., 8.125%, 12/01/2008	405,000	405,567
Manatee Cnty., FL HFA Mtge. RB, 0.00%, 10/01/2015 (n)	8,680	2,638
Manchester, NH Hsg. & Redev. Auth. RB, Ser. B, 0.00%, 01/01/2020, (Insd. by ACA) (n)	1,640,000	662,380
Massachusetts HFA RB:
6.375%, 04/01/2021	5,000	5,050
6.60%, 12/01/2026	60,000	61,453
Ser. A, 6.15%, 10/01/2015, (Insd. by AMBAC)	5,000	5,054
Minnesota HFA RB, 6.50%, 01/01/2026	555,000	558,569
Missouri Hsg. Dev. Commission RB:
7.00%, 09/15/2021	50,000	50,221
7.00%, 09/15/2022, (Insd. by FHA)	100,000	100,401
Ser. B, 0.00%, 09/01/2012, (Insd. by FHA) (n)	425,000	235,093
Mobile, AL Hsg. Assistance Corp. RRB, 7.625%, 08/01/2023, (Insd. by FHA)	295,000	295,953
Nebraska Investment Fin. MHRB, Hardy Bldg. Proj., 8.50%, 10/01/2019	405,000	413,416
Nevada Hsg. Division RB, 7.75%, 04/01/2022	40,000	40,058
New Orleans, LA Hsg. Dev. Corp. RB, Tulane Ave. Proj., 7.875%, 06/01/2010	250,000	253,215
New York Dorm. Auth. RB, 5.25%, 10/01/2007	5,235,000	5,673,484
New York Mtge. Agcy. RRB, 6.125%, 10/01/2030	1,500,000	1,520,025
North Carolina Hsg. Fin. & Dev. Auth. SFHRB, Ser. HH, 6.20%, 03/01/2018	595,000	610,125
Odessa, TX Hsg. Fin. Corp. RB, 0.00%, 06/01/2012 (n)	450,000	319,792
Ohio HFA SFHRB, 0.00%, 01/15/2015 (n)	25,000	8,878
Oklahoma HFA SFHRB, 0.00%, 09/01/2030 (n)	1,385,000	268,773
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING continued
Philadelphia, PA Redev. Auth. Mtge. Corp. RB, 6.95%, 05/15/2024	$ 750,000	$ 750,870
Pinellas Cnty., FL HFA SFHRB:
6.25%, 10/01/2025	285,000	286,910
Multi-Cnty. Proj., Ser. A, 6.25%, 08/01/2012, (Insd. by FNMA & GNMA)	560,000	573,210
Rhode Island Hsg. & Mtge. Fin. RB:
6.50%, 04/01/2027	25,000	25,125
7.55%, 10/01/2022	25,000	25,024
San Francisco, CA City & Cnty. Redev. Agcy. Mtge. RB, 6.85%, 07/01/2024	3,220,000	3,227,116
Steventon Parsonage LLC RB, 0.00%, 10/01/2009 (h) (n) (g)	351,431	74,324
Tampa, FL Home Mtge. RB, 0.00%, 10/01/2014, (Insd. by FHA) (n)	790,000	197,500
Tulare Cnty., CA Hsg. Auth. RB, La Serena Apts. Proj., 7.50%, 08/01/2023	870,000	893,011
Utah HFA RB, RHA Cmnty. Svcs. Proj., Ser. A, 6.875%, 07/01/2027	1,000,000	925,630
Vermont HFA Home Mtge. RB, Ser. B, 7.60%, 12/01/2024	140,000	140,074
Washington Hsg. Fin. Commission RB, 5.20%, 12/01/2008	125,000	126,518
Wisconsin Hsg. & EDA RB, 6.85%, 11/01/2012	55,000	55,076
Wood Glen, TX Hsg. Fin. Corp. Mtge. RB, Copperwood Proj., Ser. A, 7.65%, 07/01/2022	1,000,000	1,001,580
Wyoming CDA SFHRB, Ser. 5, 5.80%, 12/01/2008	170,000	179,566
40,635,777
INDUSTRIAL DEVELOPMENT REVENUE 15.7%
Beaver Cnty., PA PCRB, 7.625%, 05/01/2020	2,900,000	3,078,901
Bloomington, IL IDRB, Kroger Co., 9.875%, 10/01/2006	595,000	625,107
California PCRB, Southern CA Edison Co.:
6.00%, 07/01/2027	1,320,000	1,323,815
6.40%, 12/01/2024	23,500,000	23,840,905
Casa Grande, AZ IDA RB, Holiday Inn Embassy Suites, 8.25%, 12/01/2015	940,000	784,186
Clark Cnty., NV IDRB, Sierra Pacific Resources, 6.70%, 06/01/2022	15,945,000	16,265,494
Clark Cnty., NV IDRRB, Sierra Pacific Resources, 7.20%, 10/01/2022	1,500,000	1,556,700
Clark Cnty., NV PCRB, Sierra Pacific Resources, 6.60%, 06/01/2019	4,460,000	4,584,434
Farmington, NM PCRB, Southern CA Edison Co.:
5.875%, 06/01/2023	5,300,000	5,367,681
7.20%, 04/01/2021	1,150,000	1,197,680
Humbolt Cnty., NV PCRB, Sierra Pacific Resources, 6.55%, 10/01/2013	2,500,000	2,604,500
Humphreys Cnty., TN IDRB, E.I. DuPont De Nemours Corp., 6.70%, 05/01/2024	9,500,000	9,718,785
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D, 6.75%, 03/01/2015, (Insd. by AMBAC)	3,400,000	3,580,948
Kanawha Cnty., WV IDRB, Union Carbide, 8.00%, 08/01/2020	1,930,000	1,932,277
Liberty Cnty., GA IDA RB, Leconte Properties, Inc., Proj., 7.875%, 12/01/2014	200,000	158,836
Maryland Indl. Fin. Auth. EDRB, 7.125%, 07/01/2006	25,000	25,105
McKean Cnty., PA IDA RB, Corning Glass Works Proj., 7.75%, 06/01/2005	200,000	210,946
Mercer Cnty., ND PCRB, MDU Resources Group Dakota Utilities Proj., 6.65%, 06/01/2022	1,000,000	1,003,760
Mercer Cnty., PA IDA RB, Kroger Co., 13.00%, 06/01/2007	640,000	657,466
Mississippi Business Fin. Corp. RB, E.I. DuPont De Nemours Corp., 7.15%, 05/01/2016	150,000	153,848
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE continued
New Jersey EDA RB:
6.30%, 06/01/2015	$ 1,755,000	$ 1,853,385
Holt Hauling & Warehousing, 8.40%, 12/15/2015 (g)	1,000,000	815,000
New York Energy Research & Dev. Auth. PCRRB, 6.05%, 04/01/2034	1,395,000	1,427,043
Ohio Air Quality Dev. Auth. PCRB, Columbus Southern Pwr. Co., 6.375%, 12/01/2020	1,000,000	1,013,530
Perry Cnty., MI PCRB, 5.20%, 10/01/2012	855,000	914,089
Pleasants Cnty., WV PCRB, 6.15%, 05/01/2015	10,000,000	10,552,400
Prince Georges Cnty., MD PCRB, Potomac Elec. Pwr. Co., 6.00%, 09/01/2022	390,000	390,842
Salem Cnty., NJ PCRB:
Atlantic City Elec. Co., 6.15%, 06/01/2029	10,000,000	10,231,400
E.I. DuPont De Nemours Corp., Ser. A, 6.50%, 11/15/2021	1,150,000	1,159,948
South Charleston, WV IDRB, Union Carbide, 8.00%, 08/01/2020	3,230,000	3,233,811
South Dakota Econ. Dev. Fin. RB, 4.95%, 04/01/2009	500,000	517,355
St. Charles Parish, LA PCRB, Union Carbide, 7.35%, 11/01/2022	3,250,000	3,175,835
St. Paul, MN Port Auth. IDA RB, Lottery:
Ser. K, 9.50%, 12/01/2014, (Insd. by FGIC)	200,000	209,824
Ser. N, 10.00%, 12/01/2014, (Insd. by FGIC)	225,000	234,387
West Feliciana Parish, LA PCRB, Energy Gulf States:
7.70%, 12/01/2014	2,725,000	2,791,381
9.00%, 05/01/2015	15,450,000	16,171,515
West Jordan, UT IDRRB, Boise Cascade Corp., 6.20%, 07/15/2007	1,455,000	1,463,541
Wood Cnty., OH IDRB, Schutz Container Sys. Proj., Ser. A, 7.13%, 06/01/2013	3,405,000	3,814,553
York Cnty., PA IDA RB, 6.45%, 10/01/2019	440,000	455,198
139,096,411
LEASE 1.6%
Alameda Cnty., CA COP, Fin. Proj., 6.00%, 09/01/2021	3,425,000	3,769,897
Brunswick Cnty., VA Lease RB, 5.75%, 07/01/2012	2,000,000	2,175,180
California Pub. Works Lease RB, 5.50%, 12/01/2012	6,000,000	6,122,160
Los Angeles, CA COP, 5.40%, 12/01/2010	1,140,000	1,183,514
Lycoming Cnty., PA Hosp. Auth. RB, Divine Province Hosp., Ser. E, 6.50%, 07/01/2022	130,000	130,004
St. Louis, MO Muni. Fin. Corp. RB, 0.00%, 07/15/2014, (Insd. by AMBAC) (n)	1,500,000	889,200
14,269,955
MISCELLANEOUS REVENUE 1.6%
Gulf Breeze, FL Local Govt. RB, 7.75%, 12/01/2015	240,000	240,000
Harrisburg, PA Auth. RB, Pooled Bond Prog. Ser. I, 5.60%, 04/01/2011	1,000,000	1,082,880
Lewis & Clark Cnty., MT Env. RB, Asarco, Inc., 5.85%, 10/01/2033	300,000	184,506
Louisiana Pub. Facs. Auth. RB, Schwegmann Westside Expressway, 8.00%, 10/01/2009 (g)	341,910	85,905
Maine Municipal Bond Bank RB, 5.85%, 11/01/2020	500,000	506,430
Michigan Muni. Bond Auth. RB, 8.625%, 11/01/2016	415,000	426,579
Montana Board of Investment RB, Workers Compensation Prog., 6.875%, 06/01/2011	2,800,000	3,085,236
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
MISCELLANEOUS REVENUE continued
New York City Indl. Dev. Agcy. RB:
4.15%, 07/01/2014	$ 1,500,000	$ 1,400,430
4.75%, 07/01/2019	1,000,000	934,420
New York, NY GO, Ser. F, 5.125%, 08/01/2013, (Insd. by MBIA)	2,675,000	2,845,504
Washoe Cnty., NV Gas Facs. RB, 6.55%, 09/01/2020	3,000,000	3,068,100
13,859,990
PORT AUTHORITY 2.2%
Baltimore, MD Port Facs. RB, E.I. DuPont De Nemours Corp., 6.50%, 12/01/2010	500,000	507,015
Port Auth. New York & New Jersey RB:
6.10%, 08/01/2012	10,045,000	10,402,100
97th Ser., 6.375%, 07/15/2013	8,200,000	8,494,954
19,404,069
POWER 1.8%
M-S-R Pub. Pwr. Agcy., CA San Juan Proj. RB, 6.00%, 07/01/2022	605,000	623,936
Northern California Pwr. Agcy. Pub. Pwr. RB, 10.00%, 07/01/2004	1,000,000	1,007,700
Salt River, AZ Agricultural Impt. & Pwr. Dist. Elec. Sys. RB, Ser. C, 4.80%, 01/01/2007	3,195,000	3,379,895
Texas Muni. Pwr. Agcy. RB, 4.75%, 09/01/2012	5,000,000	5,037,550
Utah Intermountain Pwr. Agcy. RB, 5.00%, 07/01/2013	3,200,000	3,208,992
Washington Pub. Pwr. Supply Sys. Nuclear Prog. No 2 RRB, Ser. A, 7.25%, 07/01/2006	2,705,000	2,988,538
16,246,611
PRE-REFUNDED 0.2%
Wilson Cnty., TN COP, 6.25%, 06/30/2015	1,500,000	1,536,420
PUBLIC FACILITIES 1.6%
Austin, TX Convention Enterprise, RB:
6.60%, 01/01/2021	2,000,000	2,073,200
6.70%, 01/01/2028	500,000	518,265
Cleveland, OH Non-Tax Cleveland Stadium RB, 0.00%, 12/01/2009 (n)	810,000	593,649
Crossings at Fleming Island, FL RB, Country Place Hlth. Ctr., Inc. Proj., Ser. 1996A, Ser. A, 5.60%, 05/01/2012	2,000,000	2,224,280
Los Angeles Cnty., CA Pub. Works Financing Lease RB, 5.25%, 12/01/2016	315,000	321,971
Miami, FL Sports & Exhibition Auth. RB, 6.15%, 10/01/2020	1,420,000	1,438,999
New Orleans, LA Exhibit Hall Hotel RB, 0.00%, 07/15/2006 (n)	1,125,000	979,605
Spokane, WA Downtown Foundation Parking RB, River Park Proj., 5.60%, 08/01/2019	4,735,000	4,783,250
St. Charles, IL Park Dist. RB, 4.80%, 12/01/2010	425,000	444,499
West Jefferson, AL Amusement & Pub. Park Auth. RB, Visionland, Alabama Proj., 7.50%, 12/01/2008	605,000	666,843
14,044,561
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
RESOURCE RECOVERY 1.2%
California Inland Empire Solid Wst. Auth. RB, 6.00%, 02/01/2006	$ 1,000,000	$ 1,063,240
Connecticut Solid Wst. Disposal Facs. Dev. Auth. RB, Pfizer, Inc. Proj., 7.00%, 07/01/2025	7,000,000	7,479,920
Maine Regional Wst. Sys. RB, Ser. P, 6.25%, 07/01/2010	1,000,000	1,066,800
Pasco Cnty., FL Solid Wst. RB, 6.00%, 04/01/2010	400,000	442,708
Union Cnty., NJ Util. Solid Wst., Ogden Martin Ser. A, 5.00%, 06/01/2015	325,000	332,611
10,385,279
SALES TAX 2.4%
Compton, CA Cmnty. Redev. Agcy. RB, 6.50%, 08/01/2013	3,000,000	3,214,740
Los Angeles, CA Cmnty. Redev. Agcy. Tax Allocation RB, Prerefunded, Ser. G, 6.75%, 07/01/2010	930,000	951,381
Metro. Pier & Expo. Auth., IL, 5.50%, 06/01/2011	500,000	528,085
Pennsylvania Convention Ctr. RRB, Ser. A, 6.75%, 09/01/2019, (Insd. by MBIA)	16,070,000	16,920,103
21,614,309
SOLID WASTE 0.2%
Charleston Cnty., SC Solid Wst. RB, 6.50%, 01/01/2009	1,405,000	1,474,829
SPECIAL TAX 0.5%
Connecticut Special Tax Obligation RB, 6.50%, 10/01/2007	2,250,000	2,527,492
Ontario, CA Redev. Fin. Auth. RB, 5.80%, 08/01/2023	1,500,000	1,533,975
Orange Cnty., FL Tourist Dev. Tax RB, 6.00%, 10/01/2016	335,000	336,022
4,397,489
STUDENT LOAN 0.1%
Massachusetts Ed. Loan Auth. RB, 6.00%, 01/01/2012	175,000	179,085
Nebraska Higher Ed. Loan Prog. RB, 0.00%, 12/15/2015, (Insd. by MBIA) (n)	2,100,000	960,015
1,139,100
TOBACCO REVENUE 3.5%
Tobacco Settlement Auth., IA RRB:
5.30%, 06/01/2025	2,695,000	2,152,119
5.60%, 06/01/2035	12,330,000	9,199,043
6.125%, 06/01/2032	4,000,000	3,425,760
6.25%, 06/01/2042	2,000,000	1,624,240
Tobacco Settlement Auth., WA RB, 6.625%, 06/01/2032	150,000	130,814
Tobacco Settlement Fin. Corp., LA RB, 5.875%, 05/15/2039	8,500,000	6,628,640
Tobacco Settlement Fin. Corp., NJ RB:
5.75%, 06/01/2032	5,500,000	4,660,810
6.00%, 06/01/2037	2,000,000	1,585,080
6.125%, 06/01/2042	2,500,000	1,992,400
31,398,906
TRANSPORTATION 5.9%
Arkansas Fed. Highway Grant Anticipation Tax RB, 3.50%, 08/01/2007	5,000,000	5,152,050
Chicago, IL Transit Auth. RB, 4.00%, 06/01/2005	6,390,000	6,403,036
Indiana Trans. Auth. Toll Road RB, 5.00%, 07/01/2014	1,000,000	1,002,670
Indiana Trans. Fin. Auth. RRB, 5.75%, 07/01/2011	18,960,000	20,571,790
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION continued
Maryland Trans. Auth. RB, 5.75%, 07/01/2015	$ 320,000	$ 324,800
Massachusetts Bay Trans. Auth. RB, 5.25%, 03/01/2013	1,225,000	1,304,441
Metro. Atlanta, Rapid Trans. Auth. GA Sales Tax RB, Second Indenture Ser. A, 6.90%, 07/01/2020	5,000,000	5,125,550
New Jersey Turnpike Auth. RB, Ser. C, 6.50%, 01/01/2008	1,850,000	2,080,269
Phoenix, AZ Street & Hwy. RB, 6.25%, 07/01/2011	1,355,000	1,417,059
Rail Connections, Inc., MA RB, Rte. 128 Parking:
Ser. B, 0.00%, 07/01/2023 (n)	3,855,000	1,332,018
Ser. B, 0.00%, 07/01/2024 (n)	4,000,000	1,295,840
Ser. B, 0.00%, 07/01/2025 (n)	4,140,000	1,257,484
Ser. B, 0.00%, 07/01/2026 (n)	4,195,000	1,194,652
Ser. B, 0.00%, 07/01/2027 (n)	4,430,000	1,182,854
Ser. B, 0.00%, 07/01/2028 (n)	4,495,000	1,125,278
Ser. B, 0.00%, 07/01/2029 (n)	4,640,000	1,089,055
51,858,846
UTILITY 0.6%
Douglas Cnty., WA Pub. Util. Dist. RRB, Ser. B, 2.00%, 09/01/2005	1,815,000	1,822,079
Escambia Cnty., FL Util. Sys. RB, 5.00%, 01/01/2007	2,000,000	2,126,740
Oxnard, CA Fin. Auth. Solid Wst. RB, 5.75%, 05/01/2010	1,000,000	1,051,400
5,000,219
WATER & SEWER 6.0%
Arkansas Cmnty. Wtr. Sys. Pub. Auth. RB, 2.40%, 10/01/2005	3,600,000	3,602,196
Bexar, TX Metro. Wtr. Dist. Waterworks RB, 5.875%, 05/01/2022	2,945,000	3,091,160
Bixby, OK Pub. Works Auth. Util. RRB, 7.25%, 11/01/2019	1,750,000	1,826,948
Cherokee Cnty., GA Wtr. & Swr. RB, 6.90%, 08/01/2018	5,000	5,020
Coastal Wtr. Auth., TX Conveyance Sys. RB, 7.50%, 12/15/2016	20,000	20,094
Colorado River, TX Muni. Wtr. Sys. RB, 5.00%, 01/01/2005	5,090,000	5,197,857
Contra Costa, CA Wtr. Dist. RB, Ser. G, 6.00%, 10/01/2011	4,000,000	4,143,800
Conyers, GA Wtr. & Swr. ETM RB, Ser. A, 6.60%, 07/01/2015, (Insd. by AMBAC)	3,250,000	3,329,332
Garner, NC GO, 6.50%, 06/01/2006	275,000	286,660
Gwinnett Cnty. GA Wtr. & Sewage RB, Ser. A, 5.00%, 08/01/2006	3,045,000	3,234,764
Hollister, CA Pwr. Fin. RRB, Swr. Sys. Impt. Proj., 5.75%, 12/01/2011	3,815,000	3,926,322
Massachusetts Wtr. PCRB, Ser. 1, 5.30%, 08/01/2005	1,000,000	1,022,990
Montgomery Cnty., MD EDRB, Brink Reservoir Facs., 10.375%, 12/15/2014	405,000	424,003
Mount Clemens, MI GO, 4.00%, 11/01/2006	185,000	188,243
Northeast Morgan Cnty., AL Wtr. & Swr. RB, Ser. A, 5.50%, 05/01/2015	500,000	523,665
San Diego, CA Swr. RB, Ser. A, 4.90%, 05/15/2010	4,750,000	4,809,660
Santa Fe, NM Util. Wtr. RB, Ser. A, 6.30%, 06/01/2024	4,700,000	4,702,021
Sunrise, FL Util. Sys. RB, 5.75%, 10/01/2026	2,000,000	2,181,560
Washoe Cnty., NV Wtr. Facs. RB, Sierra Pacific Pwr., 6.65%, 06/01/2017	10,000,000	10,459,500
52,975,795
Total Municipal Obligations (cost $856,345,253)		848,718,233
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Shares	Value

SHORT-TERM INVESTMENTS 2.5%
MUTUAL FUND SHARES 2.5%
Evergreen Institutional Municipal Money Market Fund (o) (cost $21,895,807)	21,895,807	$ 21,895,807
Total Investments (cost $878,241,060) 98.5%		870,614,040
Other Assets and Liabilities 1.5%		13,390,758
Net Assets 100.0%		$ 884,004,798

(g)	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations:
ACA	American Credit Association
AMBAC	American Municipal Bond Assurance Corp.
CDA	Community Development Association
COP	Certificates of Participation
EDA	Economic Development Authority
EDRB	Economic Development Revenue Bond
ETM	Escrowed to Maturity
FNMA	Federal National Mortgage Association
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Authority
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
IDRRB	Industrial Development Refunding Revenue Bond
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
RB	Revenue Bond
RFDF	Research Facilities Development Fund
RHA	Residential Housing Authority
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
TCRS	Transferable Custody Receipts
VRDN	Variable Rate Demand Note

Variable Rate Demand Notes are payable on demand on no more than seven calendar days after notice is given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at May 31, 2004.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

May 31, 2004

The following table shows the percent of total investments by geographic location as of May 31, 2004:

California	9.9%
Nevada	6.9%
Florida	5.7%
New Jersey	5.7%
New York	5.5%
Pennsylvania	4.9%
Washington	4.9%
Louisiana	4.1%
Massachusetts	4.1%
Illinois	3.6%
Texas	3.6%
Ohio	3.5%
Indiana	2.9%
Minnesota	2.9%
Connecticut	2.8%
Georgia	2.7%
Iowa	1.9%
West Virginia	1.8%
Delaware	1.7%
Maryland	1.6%
New Mexico	1.5%
South Carolina	1.5%
North Carolina	1.4%
Tennessee	1.4%
Hawaii	1.1%
Arkansas	1.1%
Michigan	1.1%
District of Columbia	1.0%
Arizona	0.9%
Virginia	0.9%
Utah	0.6%
Colorado	0.5%
Wisconsin	0.5%
Kansas	0.4%
Montana	0.4%
Oklahoma	0.4%
Mississippi	0.3%
New Hampshire	0.3%
South Dakota	0.3%
Alaska	0.2%
Alabama	0.2%
Maine	0.2%
Missouri	0.2%
North Dakota	0.2%
Nebraska	0.2%
Oregon	0.1%
Non-state specific	2.4%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2004

Assets
Investments in securities, at value (cost $878,241,060)	$ 870,614,040
Receivable for Fund shares sold	2,457,441
Interest receivable	15,708,014
Prepaid expenses and other assets	129,970

Total assets	888,909,465

Liabilities
Dividends payable	680,124
Payable for Fund shares redeemed	4,046,551
Advisory fee payable	47,670
Distribution Plan expenses payable	60,096
Due to other related parties	9,954
Accrued expenses and other liabilities	60,272

Total liabilities	4,904,667

Net assets	$ 884,004,798

Net assets represented by
Paid-in capital	$ 911,314,613
Overdistributed net investment income	(689,275)
Accumulated net realized losses on securities	(18,993,520)
Net unrealized losses on securities	(7,627,020)

Total net assets	$ 884,004,798

Net assets consists of
Class A	$ 462,748,078
Class B	196,345,833
Class C	214,096,986
Class I	10,813,901

Total net assets	$ 884,004,798

Shares outstanding
Class A	53,514,708
Class B	22,756,843
Class C	24,671,312
Class I	1,250,517

Net asset value per share
Class A	$ 8.65
Class A -- Offering price (based on sales charge of 4.75%)	$ 9.08
Class B	$ 8.63
Class C	$ 8.68
Class I	$ 8.65

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended May 31, 2004

Investment income
Interest	$ 37,205,422

Expenses
Advisory fee	4,835,182
Distribution Plan expenses
Class A	1,557,911
Class B	2,202,080
Class C	2,310,132
Administrative services fee	990,747
Transfer agent fees	569,189
Trustees' fees and expenses	14,055
Printing and postage expenses	60,322
Custodian and accounting fees	260,959
Registration and filing fees	62,987
Professional fees	33,514
Interest expense	473
Other	31,123

Total expenses	12,928,674
Less: Expense reductions	(3,304)
Expense reimbursements	(4,101)

Net expenses	12,921,269

Net investment income	24,284,153

Net realized and unrealized gains or losses on securities
Net realized gains on securities	555,075
Net change in unrealized gains or losses on securities	(8,437,325)

Net realized and unrealized gains or losses on securities	(7,882,250)

Net increase in net assets resulting from operations	$ 16,401,903

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2004		2003

Operations
Net investment income		$ 24,284,153		$ 28,940,802
Net realized gains on securities		555,075		458,667
Net change in unrealized gains or losses on securities		(8,437,325)		1,221,683

Net increase in net assets resulting from operations		16,401,903		30,621,152

Distributions to shareholders from
Net investment income
Class A		(14,415,668)		(17,280,143)
Class B		(4,534,329)		(6,394,014)
Class C		(4,698,704)		(5,217,405)
Class I		(637,862)		(238,704)

Total distributions to shareholders		(24,286,563)		(29,130,266)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	28,841,768	251,134,867	37,539,189	327,124,142
Class B	1,935,248	16,776,104	7,656,992	66,573,555
Class C	5,572,315	48,664,412	15,908,534	139,107,545
Class I	3,247,068	28,343,002	1,160,913	10,113,757

		344,918,385		542,918,999

Net asset value of shares issued in reinvestment of distributions
Class A	948,643	8,264,403	948,516	8,260,320
Class B	269,783	2,344,547	357,406	3,105,331
Class C	265,594	2,321,631	325,218	2,841,883
Class I	44,600	389,589	10,417	90,766

		13,320,170		14,298,300

Automatic conversion of Class B shares to Class A shares
Class A	445,530	3,882,883	373,004	3,251,425
Class B	(446,555)	(3,882,883)	(373,881)	(3,251,425)

		0		0

Payment for shares redeemed
Class A	(35,695,837)	(310,710,597)	(25,408,743)	(221,184,822)
Class B	(6,397,457)	(55,577,290)	(4,253,740)	(36,947,158)
Class C	(8,660,854)	(75,705,079)	(2,970,454)	(25,939,584)
Class I	(3,259,138)	(28,386,205)	(408,805)	(3,551,288)

		(470,379,171)		(287,622,852)

Net increase (decrease) in net assets resulting from capital share transactions		(112,140,616)		269,594,447

Total increase (decrease) in net assets		(120,025,276)		271,085,333
Net assets
Beginning of period		1,004,030,074		732,944,741

End of period		$ 884,004,798		$ 1,004,030,074

Overdistributed net investment income		$ (689,275)		$ (1,106,740)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen High Income Municipal Bond Fund (the "Fund") is a diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A shares with investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

NOTES TO FINANCIAL STATEMENTS continued

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to overdistributed tax exempt earnings.

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.55% and declining to 0.35% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee which started at 0.55% and declined to 0.45% as the Fund's average daily net assets increased.

Stamper Capital and Investments, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended May 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $4,101. Total amounts subject to recoupment as of May 31, 2004 of were $14,294.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting

NOTES TO FINANCIAL STATEMENTS continued

at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended May 31, 2004, EIS received $89,828 from the sale of Class A shares and $24,812, $48,366 and $24,106 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $755,643,568 and $716,020,378, respectively, for the year ended May 31, 2004.

On May 31, 2004, the aggregate cost of securities for federal income tax purposes was $878,863,956. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,363,956 and $14,613,872, respectively, with a net unrealized depreciation of $8,249,916.

As of May 31, 2004, the Fund had $18,370,624 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2008	2009	2010

$5,708,940	$12,263,935	$397,749

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended May 31, 2004, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

Overdistributed
Exempt-Interest	Unrealized	Capital Loss
Income	Depreciation	Carryover

$689,275	$8,249,916	$18,370,624

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid was as follows:

	Year Ended May 31,
	2004	2003

Ordinary Income	$ 563,202	$ 459,912
Exempt-Interest Income	23,723,361	28,670,354

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended May 31, 2004, the Fund had average borrowings outstanding of $30,380 at a rate of 1.56% and paid interest of $473.

11. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen High Income Municipal Bond Fund, a series of Evergreen Municipal Trust, as of May 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen High Income Municipal Bond Fund, as of May 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
July 9, 2004

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended May 31, 2004, the percentage representing the portion of distributions from net investment income, which is exempt from federal income tax, other than alternative minimum tax is 97.72%.

This page left intentionally blank

This page left intentionally blank

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership - With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence - We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience - Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment - We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

566600 rv1   7/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen Municipal Bond Fund

Evergreen Municipal Bond Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

July 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Municipal Bond Fund, which covers the twelve-month period ended May 31, 2004.

Municipal bonds, along with other fixed income securities, faced a variety of challenges and catalysts within the past year. Challenges ranged from changes in the tax laws and the improving economy, while catalysts surfaced as a safe haven from geopolitical uncertainties, an accommodative stance from the Federal Reserve, and the ever-present desire for capital preservation. Considering these alternating issues of risk and reward, we continued to provide diversified strategies within our fixed income portfolios.

The period began with the financial markets focused on the war in Iraq. After an initial surge in equities at the onset of the war, the markets pulled back as the grim realities of war became increasingly evident. This uncertainty led to higher demand for bonds, particularly within the Treasury market, as many investors sought solace in pursuit of quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May 2003, the Fed had commented on the "possibility of an unwelcome, substantial fall in inflation." The bond market, convinced the Fed was taking rates down even further, drove yields down to 45-year lows in the U.S. Treasury market. Yet when central bankers reduced their target for the federal funds rate by a less

1

LETTER TO SHAREHOLDERS continued

than expected twenty five basis points in late June, and Chairman Greenspan later projected economic growth of more than 4% in the year ahead, the bond market sold-off rather abruptly. Indeed, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. This "deflation trade" in bonds had changed from what was arguably a significant overbought condition to an oversold one in a matter of just six weeks.

It was our opinion that the Fed would not be as aggressive in the anticipated tightening cycle as the market apparently feared. As a result, our portfolio managers adopted moderately defensive positions, which benefited from the Fed's now famous pronouncement last autumn of "policy accommodation for a considerable period." The markets began to stabilize, providing a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, municipal bonds also experienced heightened volatility related to the changes in the tax laws, which were initially perceived as a potential threat. After careful consideration, we became increasingly confident that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. Another issue confronting the municipal market was the poor financial condition of many states and local governments. Yet many of our portfolios were positioned for economic recovery and as tax receipts climbed, the financial conditions of many of these states and local governments improved.

Throughout the investment period, the Fed attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, which feared a repeat of the experiences in 1994. In 1994 the fixed income market was surprised by the aggressive Fed tightening and had a major sell off. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. Also, as a

2

LETTER TO SHAREHOLDERS continued

result of the Fed's attempts to improve clarity, yields have already begun to discount Fed activity, unlike the period ten years ago when the bond market was caught off guard once the Fed began to tighten.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of May 31, 2004

MANAGEMENT TEAM

Mathew M. Kiselak
Tax Exempt Fixed Income Team
Lead Manager

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/19/1978

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	1/19/1978	1/26/1998	4/30/1999

Nasdaq symbol	EKEAX	EKEBX	EKECX	EKEYX
Average annual return*

1 year with sales charge	-4.80%	-5.51%	-1.67%	N/A

1 year w/o sales charge	-0.01%	-0.71%	-0.71%	0.29%

5 year	3.10%	2.99%	3.33%	4.37%

10 year	4.64%	4.65%	4.65%	5.19%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

Returns reflect expense limits previously in effect, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Municipal Bond Fund Class A shares, versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned -0.01% for the twelve-month period ended May 31, 2004, excluding applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers Municipal Bond Index, returned -0.03%. The fund outperformed its Lipper peer group return of -0.53%, when measured for total return.

Our strategy was successful and the fund had both a very competitive yield and a competitive total return for the fiscal year. We manage the fund to emphasize income and total return. Bonds with maturities of 20 years or longer were the best performing part of the municipal yield curve during the twelve-month period, and securities that were structured to protect against the full effect of rising interest rates did particularly well. We continued to focus on higher-quality securities. Average credit quality was AA, and many of our holdings were insured. The fund's over-performance can be attributed to an over-weighting in the 20 year portion of the yield curve, specifically years 17-22. This portion of the curve was the top performing portion of the curve over the last twelve-months returning 0.53% while the long portion of the yield curve, years 22+ and the 15 year portion, years 12-17 returned -0.26% and 0.00%, respectively. The fund's twelve-month yield also ranked in the 26th percentile in its peer group when measured by Lipper.

Measured by either yield or total return, the fund performed very well as we focused on investments in bonds with the potential to maximize income and minimize price volatility. The overall fixed income market showed significant volatility during the period, as the economy gave off uncertain signals about its overall strength. Interest rates began the fiscal year at 40-year lows, and then rose in the early summer, before declining again for much of the remainder of the period. However, in the final two months, April and May 2004, rates backed up dramatically as evidence finally appeared that new job creation was improving.

In this environment, we emphasized the part of the yield curve that would perform well in a stable or rising-interest rate environment. This included bonds with maturities of 20 years or longer, especially "cushion bonds" or securities with longer maturities but shorter call dates. These are securities that are structured to provide both yield and protection against rising interest rates. We emphasized the structure of bonds rather than their final maturity dates.

The fund is structured to outperform when measured for either total return or yield. This strategy maintains an over weighting in higher yielding defensive bonds which may outperform in most environments over a long period of time.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax as well as local income taxes.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of May 31, 2004, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS A	2004	2003	2002[1]	2001	2000
Net asset value, beginning of period	$7.55	$7.16	$7.11	$6.70	$7.48
Income from investment operations
Net investment income	0.30	0.31	0.33	0.33	0.35
Net realized and unrealized gains or losses on securities and interest rate swap transactions	-0.30	0.39	0.05	0.42	-0.74
Total from investment operations	0	0.70	0.38	0.75	-0.39
Distributions to shareholders from
Net investment income	-0.30	-0.31	-0.33	-0.34	-0.35
Net realized gains	0	0	0	0	-0.04
Total distributions to shareholders	-0.30	-0.31	-0.33	-0.34	-0.39
Net asset value, end of period	$7.25	$7.55	$7.16	$7.11	$6.70
Total return[2]	-0.01%	10.02%	5.38%	11.32%	-5.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$698,151	$822,233	$826,268	$863,113	$899,427
Ratios to average net assets
Expenses[3]	0.88%	0.83%	0.84%	0.85%	0.87%
Net investment income	4.04%	4.27%	4.55%	4.72%	4.97%
Portfolio turnover rate	143%	106%	83%	67%	86%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS B	2004[1]	2003	2002[1]	2001	2000[1]
Net asset value, beginning of period	$7.55	$7.16	$7.11	$6.70	$7.48
Income from investment operations
Net investment income	0.25	0.27	0.27	0.28	0.30
Net realized and unrealized gains or losses on securities and interest rate swap transactions	-0.30	0.38	0.05	0.41	-0.74
Total from investment operations	-0.05	0.65	0.32	0.69	-0.44
Distributions to shareholders from
Net investment income	-0.25	-0.26	-0.27	-0.28	-0.30
Net realized gains	0	0	0	0	-0.04
Total distributions to shareholders	-0.25	-0.26	-0.27	-0.28	-0.34
Net asset value, end of period	$7.25	$7.55	$7.16	$7.11	$6.70
Total return[2]	-0.71%	9.21%	4.60%	10.50%	-6.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$21,776	$26,484	$26,506	$48,284	$54,673
Ratios to average net assets
Expenses[3]	1.58%	1.58%	1.59%	1.60%	1.62%
Net investment income	3.34%	3.52%	3.80%	3.97%	4.22%
Portfolio turnover rate	143%	106%	83%	67%	86%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS C	2004	2003	2002[1]	2001	2000
Net asset value, beginning of period	$7.55	$7.16	$7.11	$6.70	$7.48
Income from investment operations
Net investment income	0.25	0.26	0.27	0.27	0.29
Net realized and unrealized gains or losses on securities and interest rate swap transactions	-0.30	0.39	0.05	0.42	-0.73
Total from investment operations	-0.05	0.65	0.32	0.69	-0.44
Distributions to shareholders from
Net investment income	-0.25	-0.26	-0.27	-0.28	-0.30
Net realized gains	0	0	0	0	-0.04
Total distributions to shareholders	-0.25	-0.26	-0.27	-0.28	-0.34
Net asset value, end of period	$7.25	$7.55	$7.16	$7.11	$6.70
Total return[2]	-0.71%	9.21%	4.60%	10.50%	-6.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$39,461	$45,710	$42,462	$43,610	$46,580
Ratios to average net assets
Expenses[3]	1.58%	1.58%	1.59%	1.60%	1.59%
Net investment income	3.34%	3.52%	3.80%	3.97%	4.24%
Portfolio turnover rate	143%	106%	83%	67%	86%

[1]   Net investment income per share is based on average shares outstanding during the period.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS I1	2004	2003[2]	2002[2]	2001	2000
Net asset value, beginning of period	$7.55	$7.16	$7.11	$6.70	$7.48
Income from investment operations
Net investment income	0.32	0.33	0.34	0.36	0.36
Net realized and unrealized gains or losses on securities and interest rate swap transactions	-0.30	0.39	0.05	0.41	-0.73
Total from investment operations	0.02	0.72	0.39	0.77	-0.37
Distributions to shareholders from
Net investment income	-0.32	-0.33	-0.34	-0.36	-0.37
Net realized gains	0	0	0	0	-0.04
Total distributions to shareholders	-0.32	-0.33	-0.34	-0.36	-0.41
Net asset value, end of period	$7.25	$7.55	$7.16	$7.11	$6.70
Total return	0.29%	10.30%	5.64%	11.60%	-5.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$101,084	$15,583	$1,778	$1,039	$442
Ratios to average net assets
Expenses[3]	0.58%	0.58%	0.59%	0.60%	0.61%
Net investment income	4.31%	4.51%	4.81%	4.94%	5.32%
Portfolio turnover rate	143%	106%	83%	67%	86%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   Net investment income per share is based on average shares outstanding during the period.

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS 99.9%
AIRPORT 3.7%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt. Proj.,
6.00%, 01/01/2015	$ 2,495,000	$ 2,721,696
Dallas-Fort Worth, TX Intl. Arpt. RB:
RITES-PA-1147R-A, 9.37%, 05/01/2011, (Insd. by MBIA) +	6,000,000	6,519,360
RITES-PA-1147R-B, 9.37%, 05/01/2011, (Insd. by FSA) +	2,840,000	3,077,140
Denver, CO City & Cnty. Arpt. RB, Ser. A, 7.50%, 11/15/2023, (Gtd.
by XLCA-ICR)	5,480,000	5,719,366
Memphis-Shelby Cnty., TN Arpt. Auth. RB:
TOC, 1.14%, 03/01/2009, (Insd. by FSA & Liq.: Toronto-Dominion) VRDN	6,245,000	6,245,000
9.64%, 03/01/2015, (Insd. by FSA) +	6,250,000	6,985,125
Susquehanna, PA Area Regl. Arpt. Auth. RB, Aero Harrisburg LLC
Proj., 5.50%, 01/01/2024	1,000,000	854,560
32,122,247
COMMUNITY DEVELOPMENT DISTRICT 0.4%
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA, 6.63%, 07/01/2025	3,280,000	3,385,944
CONTINUING CARE RETIREMENT COMMUNITY 1.8%
Bexar Cnty., TX Hlth. Facs. Dev. Corp. RB, Army Retirement
Residence Proj., 6.13%, 07/01/2022	685,000	706,372
Goshen, IN RB, Greencroft Obl. Group, Ser. B, 5.75%, 08/15/2028	5,000,000	4,719,300
St. Louis Cnty., MO IDA Hlth. Facs. RB, Mother of Perpetual Help,
6.40%, 08/01/2035, (Insd. by GNMA)	495,000	533,877
Vermont EDA RB, Wake Robin Corp. Proj., Ser. A, 6.30%, 03/01/2033	3,500,000	3,579,450
Winchester, VA IDA Hosp. RRB, Winchester Med. Ctr., Inc., 5.50%, 01/01/2015, (Insd. by AMBAC)	5,500,000	6,032,015
15,571,014
EDUCATION 2.9%
Athens, GA Hsg. Auth. Student Hsg. Lease RB, Univ. of Georgia East
Campus, 5.25%, 12/01/2020, (Insd. by AMBAC)	1,315,000	1,369,914
Latrobe, PA IDA College RB, St. Vincent College Proj., 5.35%,
05/01/2015	1,165,000	1,205,041
Massachusetts Dev. Fin. Agcy. RB, Pharmacy & Allied Health Sciences
6.38%, 07/01/2023	1,000,000	1,055,910
New Jersey EDA RB, Sch. Facs. Construction, Ser. G, 5.00%,
09/01/2021, (Insd. by AMBAC)	10,505,000	10,738,631
St. Joseph Cnty., IN Edl. Facs. RB, Univ. of Notre Dame du Lac
Proj., 6.50%, 03/01/2026	1,640,000	1,961,391
University of California RB, Ser. A, 5.13%, 05/15/2020	3,000,000	3,096,780
University of Massachusetts Bldg. Auth. Proj. RRB:
Sr. Ser. 04-1, 5.25%, 11/01/2022, (Insd. by AMBAC)	2,000,000	2,076,400
Sr. Ser. 04-1, 5.38%, 11/01/2021, (Insd. by AMBAC)	2,500,000	2,648,300
Washington State Univ. RRB, Hsg. & Dining Sys., 5.00%, 10/01/2019	1,000,000	1,023,380
25,175,747
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
ELECTRIC REVENUE 6.6%
Burlington, KS PCRB, Kansas Gas & Elec. Co. Proj., 7.00%,
06/01/2031, (Insd. by MBIA)	$ 2,000,000	$ 2,013,860
Monroe Cnty., MI EDA RB, Detroit Edison Co., 6.95%, 09/01/2022,
(Insd. by FGIC)	10,000,000	12,599,800
New York Energy Research & Dev. Auth. PCRB, 5.15%, 03/01/2016	4,000,000	4,088,080
Reedy Creek, FL Impt. Dist. Util. RRB, Ser. 2, 5.25%, 10/01/2011	9,000,000	9,947,070
Sacramento, CA Muni. Util. Dist. Elec. RRB:
Ser. T, 5.00%, 05/15/2030, (Insd. by FGIC)	10,000,000	9,856,700
Ser. T, 5.25%, 05/15/2022, (Insd. by FGIC)	2,500,000	2,598,250
Ser. T, 5.25%, 05/15/2023, (Insd. by FGIC)	2,500,000	2,588,225
Salt River Proj., AZ Agricultural Impt. & Pwr. Dist. Elec. Sys.
RRB, Ser. C, 5.00%, 01/01/2012	11,550,000	12,535,562
Sikeston, MO Elec. RRB, 6.00%, 06/01/2015	500,000	579,155
56,806,702
GENERAL OBLIGATION - LOCAL 6.2%
Adams Cnty., OH Valley Local Sch. Dist. GO, Adams & Highland Cnty.,
7.00%, 12/01/2015, (Insd. by MBIA)	2,000,000	2,465,220
Berkeley Cnty., SC GO, Refunding Impt.:
5.00%, 09/01/2021, (Insd. by FSA)	1,240,000	1,265,705
5.00%, 09/01/2022, (Insd. by FSA)	1,120,000	1,137,338
5.00%, 09/01/2023, (Insd. by FSA)	1,120,000	1,130,662
Bridgeport, CT GO, Ser. A, 5.25%, 09/15/2021, (Insd. by FSA)	1,310,000	1,364,679
District of Columbia Tax Increment GO, Gallary Place Proj., 5.50%,
07/01/2019, (Insd. by FSA)	1,665,000	1,765,216
El Paso Cnty., CO Sch. Dist. 11 GO:
6.50%, 12/01/2012	2,310,000	2,753,682
7.10%, 12/01/2013	2,000,000	2,488,520
Grand Prairie, TX Independent Sch. Dist. GO, 5.80%, 02/15/2023,
(Gtd. by PSF)	40,000	43,186
King Cnty., WA Sch. Dist. Number 411 Issaquah GO, Refunding, 6.38%,
12/01/2008	10,000,000	11,034,100
Larimer Cnty., CO Sch. Dist. 1 GO, 7.00%, 12/15/2016, (Insd. by MBIA)	2,250,000	2,789,663
Methuen, MA GO, 5.63%, 11/15/2015, (Insd. by FSA)	500,000	544,355
New Haven, CT GO, 5.00%, 05/01/2019, (Insd. by MBIA)	5,000,000	5,155,950
Niagara Falls, NY GO, Pub. Impt. Proj., 7.50%, 03/01/2014, (Insd. by MBIA)	500,000	639,170
Ohio GO, Common Sch. Capital Facs., Ser. B, 5.00%, 09/15/2020	4,780,000	4,885,160
Prince Georges Cnty., MD GO, Cons. Pub. Impt., 5.25%, 12/01/2017	2,000,000	2,134,020
San Diego, CA Unified Sch. Dist. GO, Election 1998, Ser. D, 5.25%,
07/01/2025, (Insd. by FGIC)	5,000,000	5,113,800
Tredyffrin-Easttown, PA Sch. Dist. GO, 5.00%, 02/15/2019	6,000,000	6,137,760
Worcester, MA GO, Muni. Purpose Loan, Ser. A, 5.25%, 08/01/2012,
(Insd. by AMBAC)	300,000	320,718
53,168,904
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - STATE 3.7%
California GO:
5.25%, 02/01/2026, (Insd. by MBIA)	$ 5,000,000	$ 5,062,150
5.25%, 02/01/2027, (Insd. by MBIA)	5,000,000	5,051,700
5.25%, 04/01/2034	5,000,000	4,953,500
Connecticut GO:
Ser. C, 5.00%, 04/01/2023, (Insd. by FGIC)	4,890,000	4,969,511
Ser. D, 5.375%, 11/15/2021	5,000,000	5,312,850
Texas GO, Veteran's Hsg. Assistance Program, Ser. A, 5.65%, 12/01/2017	1,000,000	1,038,260
Washington GO:
Ser. A, 6.75%, 02/01/2015	1,000,000	1,201,650
Ser. B, 6.40%, 06/01/2017	3,750,000	4,440,038
32,029,659
HOSPITAL 15.4%
Albuquerque, NM Hosp. Sys. RRB, Ser. A, 6.375%, 08/01/2007	1,175,000	1,184,130
Colorado Hlth. Facs. Auth. RB, Portercare Adventist Hlth., 6.50%, 11/15/2023	4,000,000	4,335,120
Delaware Hlth. Facs. Auth. RB, Catholic Hlth. East, Ser. D, 5.75%, 11/15/2033	1,200,000	1,227,204
Huntsville, AL Hlth. Care Auth. RB, Ser. A, 5.75%, 06/01/2016	5,730,000	6,137,288
Illinois Fin. Auth. RB, Northwestern Mem. Hosp., Ser. A, 5.50%, 08/15/2043	10,000,000	9,900,600
Illinois Hlth. Facs. Auth. RB:
Lake Forest Hosp.:
Ser. A, 6.00%, 07/01/2017	2,700,000	2,920,644
Ser. A, 6.25%, 07/01/2022	4,200,000	4,508,070
RITES-PA 848R-A, 9.47%, 02/15/2013, (Insd. by FSA) +	1,340,000	1,573,562
RITES-PA 848R-B, 9.47%, 02/15/2014, (Insd. by FSA) +	1,415,000	1,633,844
RITES-PA 848R-C, 9.47%, 02/15/2015, (Insd. by FSA) +	865,000	983,211
RITES-PA 848R-D, 9.47%, 02/15/2016, (Insd. by FSA) +	1,575,000	1,773,922
Jefferson Cnty., TX Hlth. Facs. Dev. Corp. of TX RB, FHA Mtge.
Baptist Hosp., 5.50%, 08/15/2041, (Insd. by AMBAC)	7,250,000	7,356,648
Lorain Cnty., OH Hosp. RB, RITES-PA 892R-C, 9.96%, 10/01/2018 +	2,500,000	2,794,100
Marshall Cnty., AL Hlth. Care Auth. RB:
Ser. A, 5.75%, 01/01/2015, (Liq.: Merrill Lynch & Co.)	1,350,000	1,449,050
Ser. A, 5.75%, 01/01/2032, (Liq.: Merrill Lynch & Co.)	1,050,000	1,062,705
Ser. A, 6.25%, 01/01/2022, (Liq.: Merrill Lynch & Co.)	1,000,000	1,065,540
Maryland Hlth. & Higher Edl. Facs. Auth. RB, Doctor's Cmnty. Hosp.,
Inc., 5.75%, 07/01/2013	4,000,000	4,044,640
Medical Univ., SC Hosp. Auth. RRB, Hosp. Facs.:
Ser. A, 6.25%, 08/15/2014	2,765,000	3,025,242
Ser. A, 6.25%, 08/15/2022	5,000,000	5,187,800
Ser. A, 6.38%, 08/15/2027	3,000,000	3,079,590
Ser. A, 6.50%, 08/15/2032	5,000,000	5,162,950
Montgomery Cnty., OH Hosp. RRB, Kettering Med. Ctr., 6.25%,
04/01/2020, (Insd. by MBIA)	2,500,000	2,914,000
New Hampshire Higher Edl. & Hlth. Facs. Auth. RB, Frisbie Mem.
Hosp., 6.13%, 10/01/2013	6,155,000	6,297,242
New Jersey Hlth. Care Facs. RB, 6.13%, 07/01/2012, (Insd. by AMBAC)	430,000	440,221
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
New York Dorm. Auth. RB, Wyckoff Heights Hosp., 5.20%, 02/15/2014,
(Insd. by MBIA)	$ 1,000,000	$ 1,054,520
New York Med. Care Facs. Fin. Agcy. RB, Hlth. Ctr. Proj., Ser. A, 6.38%, 11/15/2019	3,575,000	3,834,887
Orange Cnty., FL Hlth. Facs. Auth. RB, Adventist Hlth. Sys. Hosp.,
5.25%, 11/15/2018	2,000,000	2,012,760
Pennsylvania Higher Edl. Facs. Auth. RB, UMPC Hlth. Sys., Ser. A,
6.25%, 01/15/2018	6,005,000	6,484,679
Quincy, IL RB, Blessing Hosp. Proj., 6.00%, 11/15/2018	4,950,000	5,018,904
South Carolina Jobs EDA Hosp. Facs. RRB, Palmetto Hlth. Impt. Proj.:
Ser. C, 6.88%, 08/01/2027	4,000,000	4,265,560
Ser. C, 7.00%, 08/01/2030	7,500,000	8,033,325
Stillwater, OK Med. Ctr. Auth. RB, Ser. B, 6.35%, 05/15/2012	940,000	997,490
Washington Cnty., PA Hosp. Auth. RB, Monongahela Valley Hosp.
Proj., 6.25%, 06/01/2022	750,000	800,940
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	5,000,000	5,487,050
Wisconsin Hlth. & Edl. Facs. Auth. RB:
Fort Healthcare, Inc. Proj., 6.10%, 05/01/2034	3,815,000	3,862,077
Synergy Health, Inc., 6.00%, 11/15/2023	2,450,000	2,477,293
Wisconsin Hlth. & Edl. Facs. Auth. RRB, Wheaton Franciscan Svcs.,
6.25%, 08/15/2022	7,500,000	8,104,500
132,491,308
HOUSING 8.2%
Alabama HFA SFHRB, Ser. D-1, 6.00%, 10/01/2016, (Insd. by GNMA)	790,000	819,657
Alaska Hsg. Fin. Corp. RB, Ser. A, 5.40%, 12/01/2013	2,500,000	2,550,850
Aurora, CO HFA MHRB, 6th Avenue Proj., Ser. A, 5.70%, 12/01/2018,
(LOC: U.S. Bank)	2,800,000	2,899,260
Chicago Heights, IL Residential Mtge. RB, 0.00%, 06/01/2009 (n)	245,000	169,604
Chicago, IL SFHRB, Ser. B, 6.95%, 09/01/2028, (Insd. by GNMA, FHLMC
& FNMA)	245,000	247,423
Colorado HFA RB, Single Family Proj., Sr. Ser. D-2, 6.90%, 04/01/2029	1,175,000	1,190,451
Colorado Hsg. & Fin. Auth. RB, Single Family Mtge., Class 3, Ser.
B-5, 4.80%, 05/01/2030	4,000,000	4,057,240
Delaware Hsg. Auth. RB, Single Family Mtge., Ser. A, 6.70%, 01/01/2033	3,645,000	3,856,665
Georgia HFA SFHRB, Sub. Ser. D-4, 5.65%, 06/01/2021	740,000	759,906
Idaho Hsg. & Fin. Assn. RB, Single Family Mtge., Sr. Ser. D-2, 6.30%, 07/01/2025	2,335,000	2,431,249
Idaho Hsg. Agcy. RB, Single Family Mtge., Sr. Ser. D-1, 8.00%,
01/01/2020, (Insd. by FHA)	35,000	35,144
Indiana Hsg. Fin. SFHRB, Ser. A-2, 5.15%, 07/01/2017, (Insd. by FNMA & GNMA)	2,705,000	2,767,323
Maine HFA Mtge. Purchase RB:
Ser. C-2, 6.05%, 11/15/2028	2,500,000	2,577,750
Ser. D-2, 5.80%, 11/15/2016	2,435,000	2,500,891
Massachusetts Hsg. Fin. Agcy. SFHRB:
Ser. 52, 6.00%, 06/01/2014, (Insd. by MBIA)	90,000	90,741
Ser. 79, 5.85%, 12/01/2021, (Insd. by FSA)	115,000	118,606
Minnesota Hsg. Fin. Agcy. RB, Single Family Mtge., 6.00%, 07/01/2022	4,915,000	5,196,728
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING continued
Mississippi Home Corp. SFHRB, Class 7, Ser. B, 6.20%, 06/01/2030,
(Insd. by FNMA & GNMA)	$ 1,245,000	$ 1,308,781
Missouri Hsg. Dev. Commission Mtge. RB, Single Family Homeowner's
Loan, Ser. A-2, 6.30%, 03/01/2030	45,000	47,165
Missouri Hsg. Dev. Commission Mtge. SFHRB:
Ser. B, 6.25%, 09/01/2015, (Insd. by FNMA & GNMA)	110,000	113,337
Ser. B, 6.45%, 09/01/2027, (Insd. by FNMA & GNMA)	510,000	526,371
New Hampshire HFA MHRB, Ser. I, 5.50%, 07/01/2017, (Liq.: Merrill Lynch & Co.)	5,940,000	6,167,086
Oklahoma Hsg. Dev. Auth. RB, Lease Purchase Proj., Ser. A, 5.10%, 11/01/2005	10,000,000	10,441,700
South Carolina Hsg. Fin. & Dev. Auth RB, 6.35%, 07/01/2019	1,680,000	1,781,086
Suffolk, VA Redev. & Hsg. Auth. MHRB, Hope Vlg. Apts. Proj., 5.10%,
02/01/2014, (Insd. by FNMA)	1,120,000	1,167,914
Tennessee Hsg. Dev. Agcy. RB:
4.70%, 07/01/2015, (Liq.: UBS Painewebber, Inc.)	2,475,000	2,514,649
Homeownership Proj., 5.00%, 07/01/2034	5,000,000	5,152,050
Utah HFA SFHRB, Ser. C-2, 5.75%, 07/01/2021, (Insd. by FHA)	325,000	335,667
Washington Hsg. Fin. Commission RB, Single Family Hsg., Ser. 4-A,
5.95%, 12/01/2026	4,715,000	4,715,000
Wyoming CDA Hsg. RB:
Ser. 3, 4.80%, 06/01/2016	1,035,000	1,066,660
Ser. 7, 5.65%, 06/01/2017	2,995,000	3,143,702
70,750,656
INDUSTRIAL DEVELOPMENT REVENUE 12.8%
Alliance Arpt. Auth., Inc., TX Spl. Facs. RB, Federal Express Corp.
Proj., 6.375%, 04/01/2021	19,875,000	20,686,297
California Pollution Ctl. Fin. Auth. Solid Wst. RB, Republic
Services, Inc. Proj., Ser. B, 5.25%, 06/01/2023	5,200,000	5,204,940
Cass Cnty., TX IDA RB, International Paper Co. Proj., 6.25%,
04/01/2021	3,965,000	4,092,951
Chesterfield Cnty., VA IDA PCRB, Virginia Elec. & Pwr. Co.:
Ser. A, 5.88%, 06/01/2017	3,000,000	3,189,690
Ser. B, 5.88%, 06/01/2017	1,500,000	1,594,845
Connecticut Dev. Auth. PCRRB, Connecticut Light & Pwr., Ser. B,
5.95%, 09/01/2028	2,535,000	2,631,330
Eastern CT Resource Recovery Auth. Solid Wst. RB, Wheelabrator
Lisbon Proj., Ser. A, 5.50%, 01/01/2015	5,000,000	5,000,100
Gulf Coast Wst. Disposal Auth., TX RB:
Waste Management Convertible, Ser. D, 3.20%, 04/01/2012	14,000,000	13,976,480
Waste Management of Texas, Ser. B, 2.85%, 05/01/2028	6,000,000	5,975,760
Illinois Dev. Fin. Auth. PCRRB, Edison Co. Proj., Ser. D, 6.75%,
03/01/2015, (Insd. by AMBAC)	4,000,000	4,212,880
Indianapolis, IN Arpt. Auth. Spl. Facs. RB, Federal Express Corp.
Proj., 5.50%, 05/01/2029	3,500,000	3,364,550
Lehigh Cnty., PA IDA PCRRB, PA Pwr. & Light Co. Proj., Ser. B,
6.40%, 09/01/2029, (Insd. by MBIA)	1,000,000	1,030,490
Maricopa Cnty., AZ PCRRB, El Paso Elec. Proj., 6.375%, 08/01/2015	5,000,000	5,180,200
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE continued
Martin Cnty., NC Indl. Facs. & Pollution Control Fin. Auth. PCRB,
Weyerhaeuser Co. Proj., 6.80%, 05/01/2024	$ 5,500,000	$ 5,633,540
Martin Cnty., NC Indl. Facs. & Pollution Control Fin. Auth. PCRRB,
Weyerhaeuser Co. Proj., 1.84%, 06/01/2021 VRDN	12,500,000	12,500,000
Monroe Cnty., GA PCRB, Oglethorpe Pwr. Corp., Ser. A, 6.75%, 01/01/2010	1,000,000	1,147,850
Nevada Dept. of Business & Inds. RB, Republic Services, Inc. Proj.,
5.625%, 12/01/2026	5,000,000	5,070,250
New York Env. Facs. Corp. PCRB, 5.88%, 06/15/2014	445,000	455,409
Rhode Island Indl. Facs. Corp. Solid Wst. Disposal RB, Waste
Management, Inc. Proj., Ser. A, 2.75%, 04/01/2016	2,000,000	1,979,400
Russell Cnty., VA IDA PCRRB, Appalachian Power Co. Proj. I, 2.70%, 11/01/2006	5,000,000	4,933,450
Selma, AL Indl. Dev. Board Env. Impt. RB, International Paper Co.
Proj., Ser. B, 6.70%, 03/01/2024	2,000,000	2,108,240
109,968,652
LEASE 3.5%
Berkeley Cnty., SC Sch. Dist. Installment Lease RB, 5.25%, 12/01/2024	3,500,000	3,456,705
Dorchester Cnty., SC Sch. Dist. Number 002 Installment Purchase RB,
Growth Remedy Opportunity Tax Hike:
5.25%, 12/01/2020	1,725,000	1,744,441
5.25%, 12/01/2021	2,380,000	2,395,279
Greenville Cnty., SC Sch. Dist. RB, 5.50%, 12/01/2028	5,000,000	5,044,050
Maryland Economic Dev. Corp. Lease RB, Aviation Administration Facs.:
5.375%, 06/01/2021, (Insd. by FSA)	4,540,000	4,698,219
5.375%, 06/01/2022, (Insd. by FSA)	2,555,000	2,634,818
New York City, NY IDA Civic Facs. RB, USTA National Tennis Ctr.
Proj., 6.38%, 11/15/2014	2,250,000	2,342,475
Ohio Bldg. Auth. RB, State Facs. Adult Correctional Proj.:
Ser. A, 5.00%, 04/01/2020, (Insd. by MBIA)	2,605,000	2,667,911
Ser. A, 5.00%, 04/01/2021, (Insd. by MBIA)	3,785,000	3,855,477
Pima Cnty., AZ IDA RB, 7.25%, 07/15/2010	905,000	952,060
29,791,435
MISCELLANEOUS REVENUE 7.9%
Anne Arundel Cnty., MD Spl. Obl. RB, Arundel Mills Proj., 7.10%, 07/01/2029	3,750,000	4,487,925
Bay Area Govt. Assn. CA RB, Tax Allocation, CA Redev. Agcy. Pool,
Ser. A-2, 6.40%, 12/15/2014, (Insd. by FSA)	2,000,000	2,090,360
Clarence, NY IDA RB, Bristol Vlg. Proj., 6.00%, 01/20/2044, (Insd. by GNMA)	1,710,000	1,777,357
New Jersey EDA RB, Sch. Facs. Construction, Ser. G, 5.00%,
09/01/2020, (Insd. by AMBAC)	10,000,000	10,282,900
New York Env. Facs. Corp. Clean Wtr. & Drinking Wtr. RB, Revolving
Funds, 5.00%, 06/15/2032	4,080,000	4,037,405
New York Tobacco Settlement Fin. Corp. RB:
Ser. A-1, 5.25%, 06/01/2013	3,325,000	3,478,748
Ser. A-1, 5.50%, 06/01/2016	7,500,000	7,911,150
New York Urban Dev. Corp. RB, Sub. Lien Corp., 5.50%, 07/01/2016	10,000,000	10,626,500
New York, NY GO, Ser. F, 5.13%, 08/01/2013, (Insd. by MBIA)	8,850,000	9,414,099
See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
MISCELLANEOUS REVENUE continued
Suffolk Cnty., NY GO, Pub. Impt., Ser. A, 5.00%, 05/01/2017, (Insd. by MBIA)	$ 5,180,000	$ 5,427,604
Tobacco Settlement Fin. Corp. of Louisiana RB, Ser. 2001-A, 6.36%, 05/15/2025	8,307,996	8,474,986
68,009,034
PORT AUTHORITY 0.2%
Port Auth. of NY & NJ RB, 5.88%, 9/15/2015	1,500,000	1,610,190
PRE-REFUNDED 2.8%
Bountiful, UT Hosp. RB, South Davis Cmnty. Hosp., 9.50%, 12/15/2018	210,000	217,108
Broadview, IL Tax Increment RB, Sr. Lien, 8.25%, 07/01/2013	810,000	830,290
Delaware Hlth. Facs. Auth. RRB, Med. Ctr. of Delaware, 7.00%,
10/01/2015, (Insd. by MBIA)	510,000	519,828
Jacksonville, FL Trans. Auth. GO, 9.20%, 01/01/2015	3,580,000	4,877,249
Metropolitan Pier & Exposition Auth., IL Dedicated State Tax RB,
Ser. 2002-A, 0.00%, 06/15/2021 (n)	725,000	299,686
Metropolitan Trans. Auth., NY Trans. Auth RB, Svcs. Contract, Ser. 7,
5.63%, 07/01/2016	11,600,000	11,864,596
Missouri Env. Impt. & Energy Resource Auth. PCRB, Revolving Fund,
Ser. B, 7.20%, 07/01/2016	340,000	348,629
St. Louis, MO Muni. Fin. Corp. Leasehold RB, City Justice Ctr.
Impt., Ser. A, 5.75%, 02/15/2011, (Insd. by AMBAC)	950,000	1,027,463
Tampa, FL Allegheny Hlth. Sys. RB, St. Joseph's Hosp., 6.50%, 12/01/2023	500,000	522,940
Tarrant Cnty., TX HFA SFHRB, Ser. A, 0.00%, 09/15/2016 (n)	6,415,000	3,554,231
24,062,020
PUBLIC FACILITIES 1.0%
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%,
11/01/2014, (Insd. by AMBAC)	2,000,000	2,279,720
Puerto Rico Pub. Bldg. Auth. RRB, Govt. Facs., Ser. J, 1.00%,
07/01/2036, (Insd. by AMBAC) #	6,000,000	6,449,700
8,729,420
RECREATION 0.3%
Columbia, SC COP, Tourism Dev. Fee, 5.25%, 06/01/2020	2,560,000	2,668,160
RESOURCE RECOVERY 2.0%
Bucks Cnty., PA IDA RB, Wst. Mgmt., Inc. Proj., 4.90%, 12/01/2022	7,700,000	7,878,717
Eastern Connecticut Resource Recovery Auth. Solid Wst. RB,
Wheelabrator Lisbon Proj., Ser. A, 5.50%, 01/01/2014	7,000,000	7,017,360
Sacramento Cnty., CA Sanitation Dist. RB, Ser. A, 5.88%, 12/01/2027	2,000,000	2,108,500
17,004,577
SALES TAX 1.1%
Jefferson, LA Sales Tax Dist. RRB, 0.00%, 12/01/2016, (Insd. by FSA) (n)	455,000	246,523
Metropolitan Pier & Exposition Auth., IL Dedicated State Tax RB,
Ser. 2002-A, 0.00%, 06/15/2021 (n)	1,225,000	498,024
New York, NY City Transitional Fin. Auth. RB, Future Tax Secured,
Ser. C, 5.00%, 02/01/2021, (Insd. by MBIA)	2,500,000	2,555,650
See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
SALES TAX continued
Town Ctr. Impt. Dist., TX Sales & Hotel Occupancy Tax RB:
5.50%, 03/01/2014, (Insd. by FGIC)	$ 5,000	$ 5,482
5.50%, 03/01/2016, (Insd. by FGIC)	5,000	5,358
5.63%, 03/01/2017, (Insd. by FGIC)	5,000	5,409
RITES-PA 884A, 9.72%, 03/01/2014, (Insd. by FGIC) +	910,000	1,085,484
RITES-PA 884B, 9.72%, 03/01/2015, (Insd. by FGIC) +	865,000	992,864
RITES-PA 884C, 9.72%, 03/01/2016, (Insd. by FGIC) +	1,015,000	1,160,105
RITES-PA 884D, 9.97%, 03/01/2017, (Insd. by FGIC) +	1,075,000	1,250,870
RITES-PA 884E, 9.97%, 03/01/2018, (Insd. by FGIC) +	1,140,000	1,326,504
9,132,273
SOLID WASTE 0.5%
Harrison Cnty., WV Solid Wst. Disp. RB, 6.75%, 08/01/2024	2,000,000	2,055,460
Spokane, WA Regl. Solid Wst. RB, 6.50%, 01/01/2011	2,000,000	2,283,380
4,338,840
SPECIAL TAX 0.4%
District of Columbia HFA Mtge. SFHRB, Ser. B, 5.85%, 12/01/2018,
(Insd. by FNMA & GNMA)	1,095,000	1,124,510
Las Vegas, NV New Convention & Visitors Auth. RB, 5.75%,
07/01/2015, (Insd. by AMBAC)	2,000,000	2,189,740
Missouri Env. Impt. & Energy Resource Auth. PCRB, Revolving Fund,
Ser. B, 7.20%, 07/01/2016	260,000	266,383
3,580,633
STUDENT LOAN 2.3%
Education Loans, Inc. SD Student Loan RB, 5.60%, 06/01/2020	14,300,000	14,645,202
Massachusetts Edl. Fin. Auth. Loan RB, Ser. E, 5.30%, 01/01/2016,
(Insd. by AMBAC)	1,825,000	1,890,864
Missouri Higher Ed. Student Loan RB, Sub. Ser. F, 6.75%, 02/15/2009	1,000,000	1,043,600
NEBHELP, Inc. NE RB, Jr. Sub. Ser. A-6, 6.40%, 06/01/2013, (Insd. by MBIA)	950,000	1,018,239
Texas GO, College Student Loan, 5.25%, 08/01/2013	1,225,000	1,308,655
19,906,560
TOBACCO REVENUE 1.9%
New York Tobacco Settlement Fin. Corp. RB, Ser. A-1, 5.50%, 06/01/2014	3,650,000	3,887,725
Tobacco Settlement Fin. Corp. of NJ RB, 5.75%, 06/01/2032	5,000,000	4,237,100
Tobacco Settlement Fin. Corp. of NY RB:
RITES-PA 1228-A, 8.48%, 06/01/2008 +	1,000,000	1,088,720
RITES-PA 1228-B, 8.98%, 06/01/2010 +	6,000,000	6,722,760
15,936,305
TRANSPORTATION 7.0%
Delaware River Joint Toll Bridge RB:
5.25%, 07/01/2017	1,500,000	1,568,310
5.25%, 07/01/2018	1,465,000	1,523,996
Florida Port Fin. Commission RB, Trans. Intermodal Program, 5.75%,
10/01/2014, (Insd. by FGIC)	4,185,000	4,523,566
See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION continued
Georgia Road & Thruway Auth. RB:
5.00%, 10/01/2021	$ 3,000,000	$ 3,090,120
Governors Transportation Choices, 5.25%, 03/01/2012	6,000,000	6,652,620
Massachusetts Bay Trans. Auth. Gen. Trans. Sys. RRB, Ser. B, 6.20%, 03/01/2016	2,125,000	2,473,075
Metropolitan Atlanta, GA Rapid Transit Auth., Sales Tax RRB, Ser. P, 6.25%, 07/01/2011, (Insd. by AMBAC)	4,255,000	4,912,908
Oregon Dept. Trans. Hwy. User Tax RB, Ser. A, 5.50%, 11/15/2019	4,000,000	4,316,760
Orlando & Orange Cnty., FL Expressway Auth. RB, Jr. Lien, 8.25%,
07/01/2015, (Insd. by FGIC)	2,960,000	3,975,783
Osceola Cnty., FL Trans. RRB, Osceola Parkway Impt. Proj.:
5.00%, 04/01/2021	5,000,000	5,120,750
5.00%, 04/01/2023, (Insd. by MBIA)	9,820,000	9,956,596
Port Seattle, WA RB, Sub. Lien, Ser. A, 5.50%, 09/01/2020, (Insd. by FGIC)	1,000,000	1,094,940
St. Clair Cnty., IL Pub. Bldg. Commerce RB, Ser. B, 0.00%, 12/01/2016 (n)	1,650,000	893,541
Triborough Bridge & Tunnel Auth., NY RRB, Ser. B, 5.25%,
11/15/2015, (Insd. by MBIA)	3,000,000	3,281,370
Virginia Trans. Board RRB, Northern VA Trans. Proj., Ser. A, 5.00%, 05/15/2011	6,010,000	6,543,448
59,927,783
WATER & SEWER 7.4%
Alaska Energy Auth. Util. RB, 6.60%, 07/01/2015, (Insd. by FSA)	15,000,000	17,982,450
Berkeley Cnty., SC Wtr. & Swr. Systems RB, 5.00%, 06/01/2028, (Insd. by MBIA)	5,850,000	5,803,083
Brownsville, TX Util. Sys. RRB, 6.25%, 09/01/2014, (Insd. by MBIA)	3,750,000	4,403,213
Centennial Wtr. & Sanitation Dist., CO Wtr. & Swr. Impt. RRB,
5.00%, 12/01/2020, (Insd. by FGIC)	4,000,000	4,115,320
Connecticut Dev. Auth. Wtr. Facs. RB, 6.15%, 04/01/2035, (Insd. by AMBAC)	1,000,000	1,091,490
Harrison Cnty., MS Wstwtr. Treatment Mgmt. Dist. RRB, Wstwtr.
Treatment Facs., Ser. A, 8.50%, 02/01/2013, (Insd. by FGIC)	1,000,000	1,329,450
Los Angeles, CA Dept. of Wtr. & Pwr. RB, Power Sys., Ser. B, 5.00%,
07/01/2021, (Insd. by FSA)	3,455,000	3,507,827
Massachusetts Wtr. Pollution Abatement Trust RB, Pool Program:
Ser. 9, 5.00%, 08/01/2021	4,000,000	4,082,360
Ser. 9, 5.25%, 08/01/2028	9,000,000	9,148,680
New York Env. Facs. Corp. PCRB, Ser. E, 6.88%, 06/15/2010	545,000	582,087
Ohio Wtr. Dev. Auth. RB, Wtr. Quality Loan Fund, 5.00%, 12/01/2021	5,000,000	5,102,650
Phoenix, AZ Civic Impt. Corp. Wtr. Sys. RB, Jr. Lien, 5.50%,
07/01/2017, (Insd. by FGIC)	2,500,000	2,711,625
Turlock, CA Irrigation Dist. RRB, Ser. A, 6.25%, 01/01/2012, (Insd. by MBIA)	3,005,000	3,444,331
63,304,566
Total Municipal Obligations (cost $837,352,331)		859,472,629

	Shares	Value

SHORT-TERM INVESTMENTS 3.1%
MUTUAL FUND SHARES 3.1%
Evergreen Institutional Municipal Money Market Fund (o) ## (cost $26,500,740)	26,500,740	26,500,740
See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

May 31, 2004

Value

Total Investments (cost $863,853,071) 103.0%	$ 885,973,369
Other Assets and Liabilities (3.0%)	(25,501,255)
Net Assets 100.0%	$ 860,472,114

(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
+	Inverse floating rate security
#	When-issued or delayed-delivery security
##	All or a portion of the security has been segregated for when-issued or delayed-delivery securities.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.
CDA	Community Development Association
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Corp.
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
PSF	Permanent School Fund
RB	Revenue Bond
RITES	Residual Interest Tax-Exempt Security
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
TOC	Tender Option Certificate
VRDN	Variable Rate Demand Note

Variable Rate Demand Notes are payable on demand on no more than seven calendar days notice given by the Fund to the Issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at May 31, 2004.

The following table shows the percent of total investments by geographic location as of May 31, 2004:
New York	9.8%
Texas	8.9%
California	6.2%
South Carolina	6.2%
Florida	4.6%
Illinois	4.0%
Connecticut	3.7%
Colorado	3.4%
Pennsylvania	3.1%
Washington	2.9%
New Jersey	2.9%
Massachusetts	2.8%
Ohio	2.8%
Virginia	2.6%
Maryland	2.4%
Arizona	2.4%
Tennessee	2.4%
Georgia	2.3%
Alaska	2.3%
North Carolina	2.0%
South Dakota	1.7%
Wisconsin	1.6%
Michigan	1.4%
Indiana	1.4%
Alabama	1.4%
New Hampshire	1.4%
Oklahoma	1.3%
Louisiana	1.0%
Delaware	1.0%
Kansas	0.8%
Nevada	0.8%
Puerto Rico	0.7%
Minnesota	0.6%
Maine	0.6%
Missouri	0.5%
Oregon	0.5%
Wyoming	0.5%
Vermont	0.4%
District of Columbia	0.3%
Idaho	0.3%
Mississippi	0.3%
Rhode Island	0.2%
West Virginia	0.2%
New Mexico	0.1%
Nebraska	0.1%
Utah	0.1%
Non-state specific	3.1%
Total	100.0%
See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2004

Assets
Investments in securities, at value (cost $863,853,071)	$ 885,973,369
Receivable for securities sold	25,215,222
Receivable for Fund shares sold	303,788
Interest receivable	13,997,002
Prepaid expenses and other assets	237,340

Total assets	925,726,721

Liabilities
Dividends payable	1,551,884
Payable for securities purchased	57,540,126
Payable for Fund shares redeemed	5,934,957
Advisory fee payable	25,688
Distribution Plan expenses payable	29,737
Due to other related parties	12,078
Accrued expenses and other liabilities	160,137

Total liabilities	65,254,607

Net assets	$ 860,472,114

Net assets represented by
Paid-in capital	$ 876,117,464
Overdistributed net investment income	(710,030)
Accumulated net realized losses on securities and interest rate swap transactions	(37,055,618)
Net unrealized gains on securities	22,120,298

Total net assets	$ 860,472,114

Net assets consists of
Class A	$ 698,151,104
Class B	21,775,875
Class C	39,461,315
Class I	101,083,820

Total net assets	$ 860,472,114

Shares outstanding
Class A	96,255,382
Class B	3,002,311
Class C	5,440,606
Class I	13,936,780

Net asset value per share
Class A	$ 7.25
Class A -- Offering price (based on sales charge of 4.75%)	$ 7.61
Class B	$ 7.25
Class C	$ 7.25
Class I	$ 7.25

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended May 31, 2004

Investment income
Interest	$ 43,181,677

Expenses
Advisory fee	3,015,938
Distribution Plan expenses
Class A	2,274,600
Class B	241,516
Class C	430,657
Administrative services fee	878,408
Transfer agent fees	726,881
Trustees' fees and expenses	12,485
Printing and postage expenses	67,491
Custodian and accounting fees	244,834
Registration and filing fees	57,632
Professional fees	27,665
Other	32,920

Total expenses	8,011,027
Less: Expense reductions	(3,289)
Expense reimbursements	(1,878)

Net expenses	8,005,860

Net investment income	35,175,817

Net realized and unrealized gains or losses on securities
Net realized gains on securities	14,300,378
Net change in unrealized gains or losses on securities	(50,717,288)

Net realized and unrealized gains or losses on securities	(36,416,910)

Net decrease in net assets resulting from operations	$ (1,241,093)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2004		2003

Operations
Net investment income		$ 35,175,817		$ 37,622,340
Net realized gains on securities		14,300,378		22,299,527
Net change in unrealized gains or losses on securities		(50,717,288)		26,267,256

Net increase (decrease) in net assets resulting from operations		(1,241,093)		86,189,123

Distributions to shareholders from
Net investment income
Class A		(30,637,469)		(34,807,102)
Class B		(805,844)		(924,131)
Class C		(1,437,754)		(1,552,095)
Class I		(2,327,216)		(318,847)

Total distributions to shareholders		(35,208,283)		(37,602,175)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,645,933	19,412,584	14,559,617	106,559,141
Class B	342,422	2,531,418	898,966	6,590,450
Class C	477,858	3,544,584	939,323	6,876,943
Class I	12,292,952	91,007,533	2,531,762	18,584,200

		116,496,119		138,610,734

Net asset value of shares issued in reinvestment of distributions
Class A	2,126,623	15,669,351	2,385,580	17,536,478
Class B	51,969	382,894	60,182	442,416
Class C	112,065	825,667	122,544	901,048
Class I	2,676	19,686	2,153	15,838

		16,897,598		18,895,780

Automatic conversion of Class B shares to Class A shares
Class A	98,540	726,422	519,871	3,814,449
Class B	(98,540)	(726,422)	(519,871)	(3,814,449)

		0		0

Payment for shares redeemed
Class A	(17,477,934)	(128,586,798)	(24,059,084)	(176,243,319)
Class B	(800,004)	(5,894,925)	(636,556)	(4,662,603)
Class C	(1,201,087)	(8,867,332)	(943,307)	(6,906,882)
Class I	(422,029)	(3,133,484)	(719,205)	(5,285,188)

		(146,482,539)		(193,097,992)

Net decrease in net assets resulting from capital share transactions		(13,088,822)		(35,591,478)

Total increase (decrease) in net assets		(49,538,198)		12,995,470
Net assets
Beginning of period		910,010,312		897,014,842

End of period		$ 860,472,114		$ 910,010,312

Overdistributed net investment income		$ (710,030)		$ (677,564)

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Municipal Bond Fund (the "Fund") is a diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A shares with investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

23

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. Prior to April 1, 2004, the Fund paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, which started at 0.41% and declined to 0.16% as the Fund's average daily net assets increased.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended May 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $1,878. Total amounts subject to recoupment as of May 31, 2004 were $11,841.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the

24

NOTES TO FINANCIAL STATEMENTS continued

aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended May 31, 2004, EIS received $21,662 from the sale of Class A shares and $2,375 in contingent deferred sales charges from redemptions of Class B shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,230,087,242 and $1,192,022,016, respectively, for the year ended May 31, 2004.

On May 31, 2004, the aggregate cost of securities for federal income tax purposes was $863,856,278. The gross unrealized appreciation and depreciation on securities based on tax cost was $28,042,336 and $5,925,245, respectively, with a net unrealized appreciation of $22,117,091.

As of May 31, 2004, the Fund had $37,052,411 in capital loss carryovers for federal income tax purposes expiring in 2009.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended May 31, 2004, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

Overdistributed
Exempt-Interest	Unrealized	Capital Loss
Income	Appreciation	Carryover

$ 710,030	$ 22,117,091	$ 37,052,411

25

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid was as follows:

	Year Ended May 31,
	2004	2003

Ordinary Income	$ 592,983	$ 127,148
Exempt-Interest Income	34,615,300	37,475,027

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended May 31, 2004, the Fund had no borrowings under this agreement.

11. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Municipal Bond Fund, a series of Evergreen Municipal Trust, as of May 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Municipal Bond Fund, as of May 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
July 9, 2004

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For the fiscal year ended May 31, 2004, the percentage representing the portion of distributions from net investment income, which is exempt from federal income tax, other than alternative minimum tax is 98.32%.

28

This page left intentionally blank

29

This page left intentionally blank

30

This page left intentionally blank

31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership - With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence - We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience - Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment - We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

566001 rv1  7/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen Short-Intermediate Municipal Bond Fund

Evergreen Short-Intermediate Municipal Bond Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
26	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

July 2004

Dennis H. Ferro President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Short-Intermediate Municipal Bond Fund, which covers the twelve-month period ended May 31, 2004.

Municipal bonds, along with other fixed income securities, faced a variety of challenges and catalysts within the past year. Challenges ranged from changes in the tax laws and the improving economy, while catalysts surfaced as a safe haven from geopolitical uncertainties, an accommodative stance from the Federal Reserve, and the ever-present desire for capital preservation. Considering these alternating issues of risk and reward, we continued to provide diversified strategies within our fixed income portfolios.

The period began with the financial markets focused on the war in Iraq. After an initial surge in equities at the onset of the war, the markets pulled back as the grim realities of war became increasingly evident. This uncertainty led to higher demand for bonds, particularly within the Treasury market, as many investors sought solace in pursuit of quality. This performance in government bonds carried over to many municipal and corporate issues, too, and the increased demand for bonds quickly became a sort of self-fulfilling prophecy, as total return potential climbed with higher prices and declining yields. This increasingly popular strategy, though, soon helped set the stage for a summer of volatility unmatched in recent history.

At the conclusion of its monetary policy meeting in May 2003, the Fed had commented on the "possibility of an unwelcome, substantial fall in inflation." The bond market, convinced the Fed was taking rates down even further, drove yields down to 45-year lows in the U.S. Treasury market. Yet when central bankers reduced their target for the federal funds rate by a less

1

LETTER TO SHAREHOLDERS continued

than expected twenty five basis points in late June, and Chairman Greenspan later projected economic growth of more than 4% in the year ahead, the bond market sold-off rather abruptly. Indeed, the yield on the 10-year Treasury surged from a low of 3.1% in June to 4.6% in late July. This "deflation trade" in bonds had changed from what was arguably a significant overbought condition to an oversold one in a matter of just six weeks.

It was our opinion that the Fed would not be as aggressive in the anticipated tightening cycle as the market apparently feared. As a result, our portfolio managers adopted moderately defensive positions, which benefited from the Fed's now famous pronouncement last autumn of "policy accommodation for a considerable period." The markets began to stabilize, providing a welcome respite for owners of Treasuries and municipal securities. In addition to the excitement in Treasuries, municipal bonds also experienced heightened volatility related to the changes in the tax laws, which were initially perceived as a potential threat. After careful consideration, we became increasingly confident that capital preservation would remain a primary, if not dominant, theme for the future demand of these securities. Another issue confronting the municipal market was the poor financial condition of many states and local governments. Yet many of our portfolios were positioned for economic recovery and as tax receipts climbed, the financial conditions of many of these states and local governments improved.

Throughout the investment period, the Fed attempted to improve the clarity of its intentions for the financial markets. At the conclusion of its monetary policy meetings, the Fed's statements ranged from maintaining policy accommodation for a "considerable period" to one of being "measured" in its approach to remove this monetary stimulus. Most recently, though, these attempts at clarity caused volatility throughout the fixed income markets, which feared a repeat of the experiences in 1994. In 1994 the fixed income market was surprised by the aggressive Fed tightening and had a major sell off. Given the current level of interest rates, inflation, the dollar, and global economic growth, we believe these concerns are overblown. Also, as a

2

LETTER TO SHAREHOLDERS continued

result of the Fed's attempts to improve clarity, yields have already begun to discount Fed activity, unlike the period ten years ago when the bond market was caught off guard once the Fed began to tighten.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the website, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/Annual Updates, from our website. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

3

FUND AT A GLANCE

as of May 31, 2004

MANAGEMENT TEAM

Diane C. Beaver
Tax Exempt Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2004.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 11/18/1991

	Class A	Class B	Class C	Class I
Class inception date	1/5/1995	1/5/1995	3/27/2002	11/18/1991

Nasdaq symbol	EMUAX	EMUBX	EMUCX	EMUNX

Average annual return*

1 year with sales charge	-3.38%	-5.79%	-1.91%	N/A

1 year w/o sales charge	-0.11%	-0.94%	-0.94%	0.06%

5 year	3.24%	2.66%	3.59%	4.05%

10 year	3.70%	3.18%	3.91%	4.14%

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Class A, B, C or I shares, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Short-Intermediate Municipal Bond Fund Class A shares, versus a similar investment in the Lehman Brothers 3-Year Municipal Bond Index (LB3YMBI) and the Consumer Price Index (CPI).

The LB3YMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares returned -0.11% for the twelve-month period ended May 31, 2004, excluding any applicable sales charges. During the same period, the fund's benchmark, Lehman Brothers 3-Year Municipal Bond Index, returned 0.28%.

The slight lag in performance is due partially to the fact that the fund is managed for yield and price stability and not for total return. For the twelve-months, the fund's total return surpassed the median return of competitive funds in the Lipper short-intermediate fund group.

The period was characterized by volatility in response to mixed economic reports. The fiscal year ended with yields higher across the yield curve by 50-100 basis points. The worst performing part of the curve for total return was the 4-10 year range. The fund had a high concentration of assets in the 3-5 year range that experienced the largest back up in yield. As assets came into the fund, we invested in the short end for maturities and in 10 years to mitigate negative price movement in the 3-5 year range.

The duration of the fund is longer than the index and thus was more sensitive to the rise in yields. During the period, we shortened the duration of the fund by concentrating on purchasing defensive bonds with premium coupons and short calls as well as cash equivalents. We also decreased exposure to the housing sector, which was besieged this year with calls that negatively impacted performance. Efforts were made to purchase bonds that had attractive yields due to structure rather than credit as the spreads on lower rated securities tightened during the period. For much of the period, municipal yields as a percentage of taxable counterparts were very cheap. This relationship attracted non-traditional investors whose movement in and out of the market exacerbated volatility and liquidity. We will continue to look for value in purchasing bonds that meet the fund's objective of income/yield and stability of assets.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the NAV of the fund caused by changes in the price of the individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks that are associated with the individual bonds held by the fund.

All data is as of May 31, 2004, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS A	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.34	$10.04	$9.98	$9.72	$10.12
Income from investment operations
Net investment income	0.31	0.37	0.42	0.44	0.41
Net realized and unrealized gains or losses on securities	-0.32	0.30	0.07	0.26	-0.33
Total from investment operations	-0.01	0.67	0.49	0.70	0.08
Distributions to shareholders from
Net investment income	-0.31	-0.37	-0.43	-0.44	-0.41
Net realized gains	0	0	0	0	-0.07
Total distributions to shareholders	-0.31	-0.37	-0.43	-0.44	-0.48
Net asset value, end of period	$10.02	$10.34	$10.04	$9.98	$9.72
Total return[1]	-0.11%	6.80%	5.03%	7.38%	0.77%
Ratios and supplemental data
Net assets, end of period (thousands)	$65,930	$48,336	$32,696	$8,477	$8,659
Ratios to average net assets
Expenses[2]	0.79%	0.78%	0.69%	0.71%	0.72%
Net investment income	2.99%	3.58%	4.15%	4.50%	4.16%
Portfolio turnover rate	43%	27%	22%	48%	43%

[1] Excluding applicable sales charges [2] The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS B	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.34	$10.04	$9.98	$9.72	$10.12
Income from investment operations
Net investment income	0.22	0.28	0.33	0.36	0.32
Net realized and unrealized gains or losses on securities	-0.32	0.30	0.07	0.26	-0.33
Total from investment operations	-0.10	0.58	0.40	0.62	-0.01
Distributions to shareholders from
Net investment income	-0.22	-0.28	-0.34	-0.36	-0.32
Net realized gains	0	0	0	0	-0.07
Total distributions to shareholders	-0.22	-0.28	-0.34	-0.36	-0.39
Net asset value, end of period	$10.02	$10.34	$10.04	$9.98	$9.72
Total return[1]	-0.94%	5.85%	4.09%	6.42%	-0.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$15,303	$16,937	$9,608	$4,401	$4,639
Ratios to average net assets
Expenses[2]	1.62%	1.67%	1.59%	1.61%	1.62%
Net investment income	2.20%	2.67%	3.25%	3.59%	3.23%
Portfolio turnover rate	43%	27%	22%	48%	43%

[1] Excluding applicable sales charges [2] The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS C	2004	2003	2002[1]
Net asset value, beginning of period	$10.34	$10.04	$9.93
Income from investment operations
Net investment income	0.22	0.28	0.05
Net realized and unrealized gains or losses on securities	-0.32	0.30	0.12
Total from investment operations	-0.10	0.58	0.17
Distributions to shareholders from
Net investment income	-0.22	-0.28	-0.06
Net asset value, end of period	$10.02	$10.34	$10.04
Total return[2]	-0.94%	5.85%	1.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$21,013	$13,422	$1
Ratios to average net assets
Expenses[3]	1.61%	1.67%	1.59%[4]
Net investment income	2.16%	2.57%	3.25%[4]
Portfolio turnover rate	43%	27%	22%

[1]   For the period from March 27, 2002 (commencement of class operations), to May 31, 2002.

[2]   Excluding applicable sales charges

[3]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

[4]   Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended May 31,
CLASS I1	2004	2003	2002	2001	2000
Net asset value, beginning of period	$10.34	$10.04	$9.98	$9.72	$10.12
Income from investment operations
Net investment income	0.33	0.38	0.43	0.46	0.42
Net realized and unrealized gains or losses on securities	-0.32	0.30	0.07	0.25	-0.33
Total from investment operations	0.01	0.68	0.50	0.71	0.09
Distributions to shareholders from
Net investment income	-0.33	-0.38	-0.44	-0.45	-0.42
Net realized gains	0	0	0	0	-0.07
Total distributions to shareholders	-0.33	-0.38	-0.44	-0.45	-0.49
Net asset value, end of period	$10.02	$10.34	$10.04	$9.98	$9.72
Total return	0.06%	6.91%	5.14%	7.49%	0.87%
Ratios and supplemental data
Net assets, end of period (thousands)	$410,654	$293,842	$184,908	$128,558	$139,534
Ratios to average net assets
Expenses[2]	0.61%	0.68%	0.59%	0.61%	0.62%
Net investment income	3.17%	3.69%	4.31%	4.59%	4.23%
Portfolio turnover rate	43%	27%	22%	48%	43%

[1]   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

[2]   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS 96.9%
AIRPORT 3.3%
Clark Cnty., NV Passenger Facs. RB, Las Vegas-McCarran Arpt., 5.25%, 07/01/2009	$ 5,070,000	$ 5,436,358
Denver, CO City & Cnty. Arpt. RRB, Ser. D, 5.00%, 11/15/2010, (Insd. by FSA)	1,000,000	1,058,670
Hawaii Arpt. Sys. RRB, Ser. B, 6.25%, 07/01/2006, (Insd. by FGIC)	3,000,000	3,235,440
Hillsborough Cnty., FL Aviation Auth. RB, Tampa Intl. Arpt., 5.25%, 10/01/2010	4,000,000	4,311,080
San Antonio, TX Arpt. Sys. RB:
5.50%, 07/01/2009	1,280,000	1,385,370
5.50%, 07/01/2010	1,410,000	1,527,255
16,954,173
COMMUNITY DEVELOPMENT DISTRICT 2.9%
Frederick Cnty., MD Spl. Obl. RB, Urbana CDD, 6.25%, 07/01/2010	1,886,000	1,923,664
Heard Cnty., GA Dev. Auth. PCRB, 1.25%, 09/01/2020 VRDN	7,000,000	7,000,000
New Jersey EDA RRB, 1st Mtge. Keswick Pines:
5.35%, 01/01/2006	975,000	990,970
5.45%, 01/01/2007	925,000	944,416
New York Urban Dev. Corp. RB, Ser. A, 5.25%, 01/01/2021	3,500,000	3,754,555
14,613,605
CONTINUING CARE RETIREMENT COMMUNITY 1.8%
Collier Cnty., FL Hlth. Facs. Auth. RB, The Moorings, Inc. Proj.:
6.25%, 12/01/2007	700,000	727,839
6.38%, 12/01/2008	700,000	728,280
New Jersey EDA RB, 1st Mtge. Franciscan Oaks Proj.:
5.20%, 10/01/2004	1,545,000	1,551,844
5.40%, 10/01/2006	1,135,000	1,152,570
5.50%, 10/01/2007	1,075,000	1,091,340
North Carolina Med. Care Commission Healthcare Facs. RB:
1st Mtge. Arbor Acres Proj., 5.00%, 03/01/2007	1,250,000	1,262,075
1st Mtge. Presbyterian Homes Proj., 5.75%, 10/01/2006	2,745,000	2,788,097
9,302,045
EDUCATION 5.2%
Dist. of Columbia RB, Friendship Pub. Charter Sch., Inc., 5.00%, 06/01/2008	1,000,000	1,041,050
Greenville Cnty., SC Sch. Dist. Installment RRB, 5.00%, 12/01/2010	2,345,000	2,501,716
New York Dormitory Auth. RB, 7.38%, 05/15/2010, (Insd. by MBIA)	5,510,000	6,366,695
New York, NY Dormitory Auth. RB, City Univ. Sys. Cons., Ser. D, 7.00%, 07/01/2009	8,000,000	8,750,720
Northside, TX Independent Sch. Dist. RB, Ser. B, 2.45%, 08/01/2033	3,450,000	3,450,725
St. Joseph Cnty. Ind. Edl. Facs. RB, Univ. Notre Dame Du Lac Proj., 2.50%, 03/01/2038	5,000,000	4,928,850
27,039,756
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
ELECTRIC REVENUE 3.4%
Burke Cnty., GA Dev. Auth. PCRB, Georgia Power Plant Vogtle Proj., 4.45%, 01/01/2032	$ 4,325,000	$ 4,488,009
Central Valley, CA Fin. Auth. RB, Carson Ice Cogeneration Proj., 5.80%, 07/01/2004	1,800,000	1,806,462
Georgia Muni. Elec. Auth. Pwr. RRB, Sub-Proj. 1, Ser. B, 5.00%, 01/01/2026, (Insd. by AMBAC)	7,000,000	7,506,030
Washington Pub. Pwr. Supply Sys. RRB, Ser. C, 5.10%, 07/01/2007	3,575,000	3,833,258
17,633,759
ESCROW 0.3%
Kokomo, IN Hosp. Auth. RB, St. Joseph Hosp. & Hlth. Ctr., 6.25%, 08/15/2005	1,375,000	1,417,653
GENERAL OBLIGATION - LOCAL 8.0%
Broward Cnty., FL Expressway Auth. GO, 9.88%, 07/01/2009	1,100,000	1,352,065
Central Ohio Solid Wst. Auth. GO, Fac. Acquisition, Ser. A, 5.00%, 12/01/2009	3,205,000	3,461,624
Countrydale Metro. Dist., CO GO, 3.50%, 12/01/2032, (LOC: Compass Bank)	5,000,000	4,987,400
Dist. of Columbia GO:
Ser. A, 5.25%, 06/01/2009, (Insd. by MBIA)	5,230,000	5,657,866
Ser. A, 5.30%, 06/01/2004, (Insd. by MBIA)	3,000,000	3,000,990
Johnson Cnty., KS GO, Refunding Internal Impt., 5.25%, 09/01/2009	3,915,000	4,295,029
King Cnty., WA Sch. Dist. Number 411 Issaquah GO, 6.38%, 12/01/2008	5,170,000	5,704,630
New York, NY GO, Refunding, Ser. G, 5.00%, 08/01/2010	5,600,000	5,974,697
Scottsdale, AZ GO, Refunding, 4.50%, 07/01/2010	1,000,000	1,064,000
Shelby Cnty. TN GO, Refunding, Ser. A, 5.00%, 03/01/2014	5,000,000	5,284,400
40,782,701
GENERAL OBLIGATION - STATE 10.5%
California GO:
Ser. A, 5.25%, 07/01/2012	4,000,000	4,405,040
Ser. B, 2.00%, 06/16/2004	6,500,000	6,502,795
Connecticut GO, Ser. C, 5.88%, 11/01/2014	2,000,000	2,279,780
Hawaii GO, 5.00%, 09/01/2009	5,000,000	5,410,250
Illinois GO, 5.75%, 06/01/2011, (Insd. by MBIA)	2,250,000	2,540,362
Massachusetts GO, Refunding, Ser. A, 5.38%, 08/01/2008	5,000,000	5,444,700
Nevada GO, Ser. A, 5.13%, 09/01/2010	4,500,000	4,800,465
Ohio GO, Common Sch., Ser. D, 2.45%, 03/15/2024	2,000,000	1,974,420
Pennsylvania GO, Refunding, 5.00%, 10/01/2008, (Insd. by FGIC)	4,750,000	5,141,875
Texas GO, Pub. Fin. Auth., Ser. A, 6.00%, 10/01/2006	5,900,000	6,410,173
Utah GO, Ser. A, 4.00%, 07/01/2008	3,500,000	3,655,715
Wisconsin GO, Ser. A, 5.50%, 05/01/2009	5,000,000	5,503,300
54,068,875
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL 11.7%
Allegheny Cnty., PA Hosp. Dev. Auth. RB, Univ. of Pittsburgh Med. Ctr., Ser. B, 5.00%, 07/01/2026	$ 6,350,000	$ 6,728,905
California Hlth. Facs. Fin. Auth. RRB, Catholic Healthcare West, Ser. H, 4.45%, 07/01/2011	3,250,000	3,240,120
California Statewide CDA RB, Kaiser Permanente, Ser. D, 4.35%, 11/01/2036	3,000,000	3,082,830
Cape Girardeau Cnty., MO IDRB, St. Francis Med. Ctr.:
Ser. A, 5.00%, 06/01/2008	1,000,000	1,064,150
Ser. A, 5.00%, 06/01/2009	1,035,000	1,099,056
Colorado Hlth. Facs. Auth. RB:
Catholic Hlth. Initiatives, Ser. A, 5.00%, 03/01/2010	1,125,000	1,196,865
Hosp. Parkview Med. Ctr. Proj.:
5.50%, 09/01/2007	750,000	801,255
5.75%, 09/01/2008	500,000	539,865
Escambia Cnty., FL Hlth. Facs. RB, Ser. A, 5.00%, 11/15/2010	1,500,000	1,599,720
Gregg Cnty., TX Hlth. Facs. Dev. Corp. RB, Good Shepherd Med. Ctr. Proj., Ser. A, 5.75%, 10/01/2008	2,710,000	2,895,689
Huntsville, AL Hlth. Care Auth. RB:
Ser. A, 4.60%, 06/01/2008	1,040,000	1,096,410
Ser. A, 4.75%, 06/01/2009	1,085,000	1,144,414
Illinois Hlth. Facs. RB, Passavant Mem. Area Hosp., 5.50%, 10/01/2009	645,000	694,297
Indiana Hlth. Facs. Fin. Auth. RB, Ascension Hlth., Ser. F, 5.50%, 11/15/2010	1,000,000	1,093,670
Jacksonville, FL RB, Florida Proton Therapy Institute Proj., Ser. B, 4.00%, 09/01/2023	5,000,000	5,119,900
Klamath Falls, OR Intercommunity Hosp. Auth. RB, Merle West Med. Ctr. Proj., 5.00%, 09/01/2008	200,000	209,446
Lorain Cnty., OH Hosp. RB, Catholic Healthcare Partners, 5.00%, 10/01/2009	1,850,000	1,951,750
Maryland Hlth. & Higher Ed. RB, Lifebridge Hlth., Ser. A, 5.00%, 07/01/2010	1,000,000	1,067,200
Medical Univ., SC Hosp. Facs. RB:
5.50%, 07/01/2007	1,000,000	1,082,490
Ser. A, 6.00%, 08/15/2012	1,950,000	2,145,332
Monroe Cnty., PA Hosp. Auth. RB, Pocono Med. Ctr. Proj., 5.50%, 01/01/2009	1,205,000	1,302,123
North Carolina Med. Care Commission Hosp. RB, Gaston Hlth. Care:
5.25%, 02/15/2009	2,215,000	2,366,263
5.25%, 02/15/2010	1,900,000	2,011,606
Rhode Island Hlth & Ed. Bldg. Corp. RRB, Hosp. Fin., Ser. B, 2.55%, 09/15/2033	2,000,000	1,967,280
Royal Oak, MI Hosp. Fin. Auth. RB, William Beaumont Hosp., 6.25%, 01/01/2010	3,970,000	4,457,794
Tyler, TX Hlth. Facs. Dev. Corp. Hosp. RB, Mother Frances Hosp., 5.00%, 07/01/2009	3,630,000	3,780,318
West Orange, FL Healthcare Dist. RB, Ser. A, 5.50%, 02/01/2008	580,000	628,894
West Shore, PA Area Hosp. Auth. RB, Holy Spirit Hosp. Proj.:
4.90%, 01/01/2008	825,000	866,481
5.00%, 01/01/2009	965,000	1,013,337
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Wisconsin Hlth. & Edl. Facs. Auth. RB, Wheaton Franciscan Svcs.:
5.00%, 08/15/2007	$ 1,000,000	$ 1,070,720
5.00%, 08/15/2008	1,430,000	1,529,256
5.75%, 08/15/2011	1,000,000	1,108,660
59,956,096
HOUSING 7.1%
Brevard Cnty., FL Hlth. Facs. Auth. RB, Windover Oaks, Ser. A, 6.90%, 02/01/2027, (Insd. by FNMA)	3,750,000	3,993,863
Chicago, IL SFHRB, Ser. B, 6.00%, 04/01/2026, (Insd. by FHLMC & FNMA)	1,295,000	1,347,784
Escambia Cnty., FL SFHRB, Multi-Cnty. Program, Ser. A, 5.00%, 10/01/2012	1,590,000	1,643,265
Illinois Hsg. Dev. Auth. RB, Ser. C-2, 5.80%, 08/01/2017	175,000	177,189
Maine Hsg. Auth. RB, Ser. A-2, 4.55%, 11/15/2026	2,200,000	2,257,090
Massachusetts HFA RRB, Ser. B-1, 3.90%, 06/01/2010	1,230,000	1,227,392
Nevada Hsg. Div. SFHRB:
Ser. C-2, 5.40%, 04/01/2031	940,000	972,533
Mtge. Sr. Notes, Ser. A-2, 5.75%, 04/01/2032	800,000	817,280
New Mexico Mtge. Fin. Auth. RB, 6.25%, 07/01/2029, (Insd. by FNMA)	3,625,000	3,858,740
North Dakota HFA RB, Ser. A, 5.70%, 07/01/2030	1,700,000	1,759,483
Oklahoma HFA SFHRB:
Ser. B-1, 6.80%, 09/01/2016	330,000	332,172
Ser. B-2, 6.80%, 09/01/2026	965,000	998,302
Oklahoma Hsg. Dev. Auth. RB, Lease Purchase Proj., Ser. A, 5.10%, 11/01/2005	2,000,000	2,088,340
Oregon Hsg. Community Svcs. Dept. SFHRB, Ser. J, 4.70%, 07/01/2030	2,460,000	2,535,374
Pinellas Cnty., FL HFA RB, Multi-Cnty. Program, Ser. B, 3.50%, 09/01/2034	2,400,000	2,558,976
Sedgwick Cnty., KS SFHRB, 3.25%, 06/01/2028	2,980,000	3,098,544
St. Louis Cnty., MO IDA MHRRB, Westbrooke Apts., Ser. C, 5.20%, 11/15/2029	4,555,000	4,555,000
Wisconsin Hsg. & EDA RB, Ser. B, 5.75%, 03/01/2022	1,975,000	2,047,720
36,269,047
INDUSTRIAL DEVELOPMENT REVENUE 9.0%
Burke Cnty., GA Dev. Auth. PCRB, Vogtle Proj., 1.25%, 10/01/2032 VRDN	4,000,000	4,000,000
Connecticut Dev. Auth. PCRB, 3.35%, 05/01/2031	2,750,000	2,724,893
Farmington, NM PCRB, El Paso Elec. Co. Proj., Ser. A, 6.38%, 06/01/2032	500,000	516,580
Forsyth, MT PCRB, Avista Corp., Ser. A, 5.00%, 10/01/2032, (Insd. by AMBAC)	2,400,000	2,561,808
Indianapolis, IN Arpt. Auth. Spl. Facs. RB, 7.10%, 01/15/2017	3,950,000	4,051,317
Louisa, VA IDA Solid Wst. & Swr. Disposal RB, Elec. & Pwr. Proj., Ser. A, 2.30%, 03/01/2031	7,000,000	6,820,660
Louisa, VA IDRB, Elec. & Pwr. Co., 5.25%, 12/01/2008	1,000,000	1,047,330
Maricopa Cnty., AZ PCRB, El Paso Elec. Co. Proj., Ser. A, 6.25%, 05/01/2037	1,500,000	1,552,440
Martin Cnty., NC Indl. Facs. PCRRB, Weyerhaeuser Co. Proj., 1.84%, 06/01/2021 VRDN	5,000,000	5,000,000
Matagorda Cnty., TX PCRB, 2.35%, 05/01/2030	2,000,000	1,998,080
Memphis-Shelby Cnty., TN Arpt. Auth. Spl. Facs. RB, Federal Express Corp., 5.00%, 09/01/2009	3,000,000	3,149,970
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE continued
Polk Cnty., FL IDA RB, Cargill Fertilizer, Inc. Proj., 5.50%, 11/01/2009	$ 2,000,000	$ 2,145,940
Puerto Rico Muni. Fin. Agcy. RB, Ser. A, 4.50%, 08/01/2010, (Insd. by FSA)	3,500,000	3,720,675
Putnam Cnty., WV PCRB, Appalachian Pwr. Co. Proj., Ser. E, 2.80%, 05/01/2019	5,000,000	4,939,850
Tomah, WI IDRRB, Union Camp Corp. Proj., 5.45%, 11/01/2013	1,965,000	1,977,733
46,207,276
LEASE 1.4%
Louisiana Correctional Fac. Lease RRB, 5.00%, 12/15/2007	5,085,000	5,424,576
Michigan COP, New Center Dev., Inc., 5.25%, 09/01/2009, (Insd. by MBIA)	1,500,000	1,646,595
7,071,171
MISCELLANEOUS REVENUE 2.9%
California Statewide Cmnty. RB, Kaiser Permanente, Ser. H, 2.63%, 04/01/2034	2,000,000	1,923,080
Hodgkins, IL Env. Impt. RB, MBM Proj.:
5.50%, 11/01/2007	1,500,000	1,588,050
5.75%, 11/01/2009	1,945,000	2,067,944
Kansas Dev. Fin. Auth. RB, Roundhouse Proj., Ser. D, 4.00%, 04/01/2010	1,340,000	1,344,864
Michigan Muni. Bond Auth. RB, Local Govt. Loan Program, Ser. C, 5.00%, 05/01/2010	1,000,000	1,082,780
United Nations Dev. Corp. of NY RB, Sr. Lien, Ser. A, 5.25%, 07/01/2013	2,250,000	2,349,923
Vermont Muni. Bond Bank RRB, Ser. 2, 6.00%, 12/01/2006, (Insd. by AMBAC)	4,385,000	4,713,173
15,069,814
POWER 1.1%
Nebraska Pub. Pwr. Dist. RB, Ser. A, 5.25%, 01/01/2011, (Insd. by MBIA)	5,000,000	5,387,850
PRE-REFUNDED 2.7%
Broadview, IL Tax Increment RB, Sr. Lien, 8.25%, 07/01/2013	2,280,000	2,337,114
Illinois Hlth. Facs. RB, Midwest Physician Group, Ltd. Proj., 8.10%, 11/15/2014	4,060,000	4,247,897
Volusia Cnty., FL IDA RRB, 1st Mtge. Bishops Glen Proj., 7.50%, 11/01/2016	1,240,000	1,391,243
Washington Pub. Pwr. Supply Sys. RB:
Nuclear Proj. Number 1, Ser. B, 7.25%, 07/01/2009	4,080,000	4,566,008
Nuclear Proj. Number 2, Ser. A, 5.10%, 07/01/2010, (Insd. by FSA)	1,000,000	1,073,030
13,615,292
PUBLIC FACILITIES 1.0%
Puerto Rico Pub. Bldgs. Auth. RRB, Govt. Facs., Ser. J, 5.00%, 07/01/2036, (Insd. by AMBAC) #	5,000,000	5,374,750
RESOURCE RECOVERY 4.2%
Burke Cnty., GA Dev. Auth. PCRB, Vogtle Proj., 1.25%, 10/01/2032 VRDN	5,500,000	5,500,000
Amelia Cnty., VA IDA Solid Wst. Disposal RRB, Wst. Mgmt. Proj., 4.90%, 04/01/2027, (Gtd. by AGMT-Waste Management, Inc.)	2,000,000	2,036,920
Bucks Cnty., PA IDA RB, Wst. Mgmt., Inc. Proj., 4.90%, 12/01/2022	1,000,000	1,023,210
California Pollution Ctl. Fin. Auth. Solid Wst. Disposal RB, USA Wst. Svcs., Inc. Proj., Ser. B, 5.00%, 06/01/2018	1,100,000	1,142,262
Cobb Cnty. GA Dev. Auth. Solid Wst. Disposal RB, GA Wst. Mgmt. Proj., Ser. A, 2.10%, 04/01/2033	1,750,000	1,745,520
Hempstead Town, NY IDRB, America Fuel Proj., 5.00%, 12/01/2010	7,000,000	7,356,440
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
RESOURCE RECOVERY continued
Michigan Strategic Fund Solid Wst. Disposal RB, Ltd. Obl. Wst. Mgmt., 2.20%, 12/01/2013	$ 1,000,000	$ 996,810
Nevada Dept. of Business & Indl. Solid Wst. Disposal RB, Wst. Mgmt., Inc. Proj., 4.55%, 10/01/2014	1,500,000	1,509,705
21,310,867
SALES TAX 1.2%
Illinois Sales Tax RB, Ser. Q, 6.00%, 06/15/2009	2,500,000	2,772,800
New Mexico Severance Tax RB, 5.00%, 07/01/2009	3,140,000	3,343,158
6,115,958
SOLID WASTE 1.2%
California Pollution Ctl. Fin. Auth. RB, North Cnty. Recycling Ctr., Ser. A, 6.75%, 07/01/2011	500,000	553,550
California Pollution Ctl. Fin. Auth. Solid Wst. Disposal RB, Republic Svcs., Inc. Proj., 2.00%, 12/01/2033	2,000,000	1,998,500
Northeast, MD Wst. Disposal Auth. RRB, 5.50%, 04/01/2010, (Insd. by AMBAC)	3,500,000	3,815,595
6,367,645
SPECIAL TAX 2.1%
Allegheny Cnty., PA Redev. Auth. RB, Waterfront Proj.:
5.75%, 12/15/2005	295,000	304,231
Ser. A, 5.63%, 12/15/2005	825,000	849,659
Ser. A, 5.88%, 12/15/2010	2,530,000	2,772,602
Cmnwlth. of Puerto Rico RB, Ser. C, 5.50%, 07/01/2018	5,000,000	5,461,700
Lewisville, TX Combination Contract RB, Spl. Assmt. Castle Hills Proj., Ser. 3, 4.13%, 05/01/2031, (LOC: Fleet Bank)	1,400,000	1,444,338
10,832,530
STUDENT LOAN 2.8%
Alaska Student Loan Corp. RB, Ser. A, 5.30%, 07/01/2005	1,000,000	1,038,090
Colorado Student Obl. Auth. RB, Ser. B, 6.20%, 12/01/2008	4,025,000	4,185,316
Iowa Student Loan Liquidity Corp. RB, Ser. E, 5.35%, 06/01/2004	4,400,000	4,401,408
New England Ed. Loan Marketing Corp. RB, 6.90%, 11/01/2009	2,500,000	2,709,850
New Mexico Edl. Assistance Foundation Student Loan RB, Ser. A-2, 5.85%, 11/01/2006	400,000	401,240
Panhandle Plains, TX Higher Ed. Auth., Inc. RRB, Ser. E, 5.55%, 03/01/2005	1,615,000	1,622,380
14,358,284
TOBACCO REVENUE 2.7%
Nassau Cnty., NY Tobacco Settlement Corp. RB, Ser. A, 5.40%, 07/15/2012	1,000,000	1,000,000
Puerto Rico Tobacco Settlement RB, Children's Trust Fund, 5.75%, 07/01/2020	780,000	838,523
Tobacco Settlement Fin. Corp. of NJ RB, 5.00%, 06/01/2009	1,000,000	965,230
Tobacco Settlement Fin. Corp. of NY RB:
Ser. A-1, 5.00%, 06/01/2008	2,075,000	2,200,019
Ser. A-1, 5.00%, 06/01/2011	1,500,000	1,555,965
Ser. C-1, 5.25%, 06/01/2013	2,000,000	2,088,720
Tobacco Settlement Fin. Corp. RB, Ser. B-1, 5.00%, 06/01/2008	5,000,000	5,301,250
13,949,707
See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

May 31, 2004

	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION 8.4%
E-470 Pub. Hwy. Auth. of Colorado RRB, Sr. Ser. B, 5.00%, 09/01/2019, (Insd. by MBIA)	$ 7,250,000	$ 7,743,725
Harris Cnty. TX, Toll Road Sr. Lien, Ser. B-2, 5.00%, 08/15/2021	5,000,000	5,348,450
Los Angeles Cnty. CA Trans. Commission Sales Tax RB, Proposition C Second Sr., Ser. A, 6.20%, 07/01/2004	3,515,000	3,529,798
New Jersey Hwy. Auth. RRB, Garden State Parkway, 5.63%, 01/01/2030	6,000,000	6,760,020
No. Texas Thruway Auth. RRB, Ser. C, 5.00%, 01/01/2018, (Insd. by FSA)	3,000,000	3,217,380
Texas Turnpike Auth. RB, 5.00%, 06/01/2008	15,270,000	16,425,481
43,024,854
UTILITY 0.8%
Conservation & Renewable Energy Sys. of Washington RRB, 5.00%, 10/01/2008	1,000,000	1,077,010
Orlando, FL Util. Commission Wtr. & Elec. RRB, 5.00%, 10/01/2025	3,000,000	3,225,330
4,302,340
WATER & SEWER 1.2%
Olces, CA Wtr. Dist. RB, 3.15%, 12/02/2008 VRDN	3,200,000	3,200,000
Cape Coral, FL Wst. Wtr. Assmt. RB, 4.80%, 07/01/2009	400,000	428,868
Dallas, TX Wtrworks. & Swr. Sys. RRB, 5.50%, 10/01/2010	1,145,000	1,256,397
Kannapolis, NC Wtr. & Swr. RB, Ser. B, 5.00%, 02/01/2010, (Insd. by FSA)	1,000,000	1,066,370
5,951,635
Total Municipal Obligations (cost $495,204,268)		496,977,683

	Shares	Value

SHORT-TERM INVESTMENTS 2.6%
MUTUAL FUND SHARES 2.6%
Evergreen Institutional Municipal Money Market Fund (o) ## (cost $13,487,995)	13,487,995	13,487,995
Total Investments (cost $508,692,263) 99.5%		510,465,678
Other Assets and Liabilities 0.5%		2,435,747
Net Assets 100.0%		$ 512,901,425

#	When-issued or delayed delivery security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued or delayed delivery security.
See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

May 31, 2004

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
CDA	Community Development Authority	IDRB	Industrial Development Refunding Revenue Bond
CDD	Community Development District	LOC	Letter of Credit
COP	Certificates of Participation	MBIA	Municipal Bond Investors Assurance Corp.
EDA	Economic Development Authority	MHRRB	Multifamily Housing Refunding Revenue Bond
FGIC	Financial Guaranty Insurance Co.	PCRB	Pollution Control Revenue Bond
FHLMC	Federal Home Loan Mortgage Corp.	PCRRB	Pollution Control Refunding Revenue Bond
FNMA	Federal National Mortgage Association	RB	Revenue Bond
FSA	Financial Security Assurance, Inc.	RRB	Refunding Revenue Bond
GO	General Obligation	SFHRB	Single Family Housing Revenue Bond
HFA	Housing Finance Authority	VRDN	Variable Rate Demand Note

Variable Rate Demand Notes are payable on demand on no more than seven calendar days after notice is given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at May 31, 2004.

The following table shows the percent of total investments by geographic location as of May 31, 2004:
Texas	9.9%
New York	9.1%
California	6.1%
Georgia	5.9%
Florida	5.8%
Colorado	4.0%
Pennsylvania	3.9%
Illinois	3.5%
Washington	3.2%
Puerto Rico	3.0%
North Carolina	2.8%
Nevada	2.7%
Wisconsin	2.6%
New Jersey	2.6%
Indiana	2.3%
District of Columbia	1.9%
Virginia	1.9%
Massachusetts	1.8%
Hawaii	1.7%
Kansas	1.7%
Tennessee	1.7%
Michigan	1.6%
New Mexico	1.6%
Ohio	1.4%
Maryland	1.3%
Missouri	1.3%
Louisiana	1.1%
Nebraska	1.1%
South Carolina	1.1%
Connecticut	1.0%
West Virginia	1.0%
Iowa	0.9%
Vermont	0.9%
Oklahoma	0.7%
Utah	0.7%
Arizona	0.5%
Montana	0.5%
Oregon	0.5%
Alabama	0.4%
Maine	0.4%
Rhode Island	0.4%
North Dakota	0.3%
Arkansas	0.2%
Non-state specific	3.0%
Total	100.0%
See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2004

Assets
Investments in securities, at value (cost $508,692,263)	$ 510,465,678
Receivable for Fund shares sold	1,573,660
Interest receivable	7,467,442
Prepaid expenses and other assets	52,468

Total assets	519,559,248

Liabilities
Dividends payable	986,213
Payable for securities purchased	5,246,500
Payable for Fund shares redeemed	308,762
Advisory fee payable	22,218
Due to other related parties	13,913
Accrued expenses and other liabilities	80,217

Total liabilities	6,657,823

Net assets	$ 512,901,425

Net assets represented by
Paid-in capital	$ 517,410,504
Overdistributed net investment income	(296,301)
Accumulated net realized losses on securities	(5,986,193)
Net unrealized gains on securities	1,773,415

Total net assets	$ 512,901,425

Net assets consists of
Class A	$ 65,930,411
Class B	15,303,479
Class C	21,013,233
Class I	410,654,302

Total net assets	$ 512,901,425

Shares outstanding
Class A	6,579,107
Class B	1,527,018
Class C	2,096,780
Class I	40,977,147

Net asset value per share
Class A	$ 10.02
Class A -- Offering price (based on sales charge of 3.25%)	$ 10.36
Class B	$ 10.02
Class C	$ 10.02
Class I	$ 10.02

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended May 31, 2004

Investment income
Interest	$ 16,958,370

Expenses
Advisory fee	1,790,643
Distribution Plan expenses
Class A	171,750
Class B	158,720
Class C	179,400
Administrative services fee	447,341
Transfer agent fees	232,875
Trustees' fees and expenses	6,250
Printing and postage expenses	35,591
Custodian and accounting fees	121,081
Registration and filing fees	51,834
Professional fees	23,022
Other	43,266

Total expenses	3,261,773
Less: Expense reductions	(1,382)
Expense reimbursements	(69,523)

Net expenses	3,190,868

Net investment income	13,767,502

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(1,369,595)
Net change in unrealized gains or losses on securities	(13,039,871)

Net realized and unrealized gains or losses on securities	(14,409,466)

Net decrease in net assets resulting from operations	$ (641,964)

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2004		2003

Operations
Net investment income		$ 13,767,502		$ 10,877,751
Net realized losses on securities		(1,369,595)		(1,204,606)
Net change in unrealized gains or losses on securities		(13,039,871)		10,658,016

Net increase (decrease) in net assets resulting from operations		(641,964)		20,331,161

Distributions to shareholders from
Net investment income
Class A		(1,722,700)		(1,502,757)
Class B		(349,149)		(379,543)
Class C		(389,432)		(148,151)
Class I		(11,363,591)		(8,946,216)

Total distributions to shareholders		(13,824,872)		(10,976,667)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	5,331,032	54,594,347	3,607,546	36,633,146
Class B	273,403	2,783,413	938,015	9,531,319
Class C	1,282,489	13,115,573	1,340,499	13,634,878
Class I	22,438,521	228,800,129	19,083,818	193,853,293

		299,293,462		253,652,636

Net asset value of shares issued in reinvestment of distributions
Class A	90,033	916,449	82,897	843,868
Class B	16,614	169,102	21,144	215,220
Class C	19,244	195,884	9,724	99,250
Class I	103,426	1,052,725	110,088	1,120,536

		2,334,160		2,278,874

Automatic conversion of Class B shares to Class A shares
Class A	50,861	521,080	45,464	461,972
Class B	(50,861)	(521,080)	(45,464)	(461,972)

		0		0

Payment for shares redeemed
Class A	(3,566,843)	(36,328,866)	(2,319,282)	(23,524,902)
Class B	(349,875)	(3,555,992)	(233,234)	(2,370,924)
Class C	(502,760)	(5,121,887)	(52,517)	(537,068)
Class I	(9,977,693)	(101,789,796)	(9,203,865)	(93,529,186)

		(146,796,541)		(119,962,080)

Net increase in net assets resulting from capital share transactions		154,831,081		135,969,430

Total increase in net assets		140,364,245		145,323,924
Net assets
Beginning of period		372,537,180		227,213,256

End of period		$ 512,901,425		$ 372,537,180

Overdistributed net investment income		$ (296,301)		$ (238,931)

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Short-Intermediate Municipal Bond Fund (the "Fund") is a diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge. However, Class A shares with investments of $1 million or more are not subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Effective February 2, 2004, Class C shares are no longer sold with a front-end sales charge but are still subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

21

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.40% and declining to 0.27% as average daily net assets increase. Prior to April 1, 2004, the Fund paid the investment advisor an annual fee of 0.40% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended May 31, 2004, EIMC reimbursed expenses relating to Class A shares in the amount of $69,523 which represents 0.12% of the average daily net assets of Class A shares. Total amounts subject to recoupment as of May 31, 2004 were $83,271.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase.

22

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended May 31, 2004, the transfer agent fees were equivalent to an annual rate of 0.05% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund's shares. Prior to May 1, 2004, Evergreen Distributor, Inc., a wholly-owned subsidiary of BISYS Fund Services, Inc., served as the Fund's distributor.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended May 31, 2004, EIS received $15,081 from the sale of Class A shares, and $5,414 and $2,419 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $339,652,018 and $185,985,824, respectively, for the year ended May 31, 2004.

On May 31, 2004, the aggregate cost of securities for federal income tax purposes was $508,692,263. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,844,165, and $3,070,750, respectively, with a net unrealized appreciation of $1,773,415.

As of May 31, 2004, the Fund had $5,727,369 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2008	2009	2010	2011	2012

$ 317,634	$ 2,886,072	$ 47,173	$ 934,887	$ 1,541,603

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of May 31, 2004, the Fund incurred and will elect to defer post-October losses of $258,824.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended May 31, 2004, the Fund did not participate in the interfund lending program.

23

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 2004, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Overdistributed		Carryover and
Exempt-Interest	Unrealized	Post-October
Income	Appreciation	Loss

$ 296,301	$ 1,773,415	$ 5,986,193

The tax character of distributions paid was as follows:

	Year Ended May 31,
	2004	2003

Ordinary Income	$ 3,465	$ 4,026
Exempt-Interest Income	13,821,407	10,972,641

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata. During the year ended May 31, 2004, the Fund had no borrowings under this agreement.

11. LITIGATION

The Fund is involved in various legal actions, from time to time, in the normal course of business. In EIMC's opinion, based upon the opinions of counsel, the Fund is not involved in any legal actions that will have a material effect on the Fund's financial position and results of operations.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Short-Intermediate Municipal Bond Fund, a series of Evergreen Municipal Trust, as of May 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Short-Intermediate Municipal Bond Fund, as of May 31, 2004, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
July 9, 2004

25

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For the fiscal year ended May 31, 2004, the percentage representing the portion of distributions from net investment income, which is exempt from federal income tax, other than alternative minimum tax, is 99.97%.

26

This page left intentionally blank

27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton Trustee DOB: 1/10/1952 Term of office since: 2004 Other directorships: None	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

28

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust

OFFICERS
Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202.

[2] Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.
Leadership - With over $248 billion in assets under management as of March 31, 2004 and a history of innovation spanning more than 70 years, we offer the strength that comes with experience.

Excellence - We have been consistently recognized for risk-adjusted historical performance through disciplined, rigorous management focused on achieving sustainable success.

Experience - Our investment managers are seasoned professionals who share their diverse points of view and have the perspective that comes with weathering good markets and bad.

Commitment - We are dedicated to helping investment professionals and their clients achieve important goals through the investments, service and education we offer.
Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fifth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2003, Evergreen Investments was ranked third overall.

566602 rv1   7/2004

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Item 2 - Code of Ethics
(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert
Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 - Principal Accountant Fees and Services
Applicable for annual reports only.
The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the 4 series of the Registrant's annual financial statements for the fiscal years ended May 31, 2003 and May 31, 2004, and fees billed for other services rendered by KPMG LLP.

	2003	2004
Audit fees	$85,997	$93,002

Audit-related fees (1)	213	0
Audit and audit-related fees	86,210	93,002

Tax fees (2)	18,007	10,485

All other fees	0	0

Total fees	$104,217	$103,487

(1) Audit-related fees consists principally of fees for interfund lending procedures.
(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specified pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor's independence.

II. Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on management's report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit -related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in appendix D. Permissible All Other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit 1. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor's services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds' investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 - Audit Committee of Listed Registrants

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Municipal Trust

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: July 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: July 25, 2004

By: ________________________
Carol A. Kosel
Principal Financial Officer

Date: July 25, 2004